UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01716

AB CAP FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: May 31, 2017

Date of reporting period: May 31, 2017

ITEM 1.	REPORTS TO STOCKHOLDERS.

MAY    05.31.17

ANNUAL REPORT

AB LONG/SHORT

MULTI-MANAGER FUND

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Long/Short Multi-Manager Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

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ANNUAL REPORT

July 17, 2017

This report provides management’s discussion of fund performance for AB Long/Short Multi-Manager Fund for the annual reporting period ended May 31, 2017.

At a meeting held on May 2-4, 2017, the Board of Directors of AB Cap Fund, Inc. (the “Board”) approved the liquidation and termination of the Fund, and notice of the liquidation was sent to Fund shareholders shortly thereafter. Liquidating distributions were sent on or about July 14, 2017 to shareholders of the Fund who did not redeem their shares prior to that date.

The investment objective of the Fund is to seek long-term capital appreciation.

NAV RETURNS AS OF MAY 31, 2017 (unaudited)

	6 Months	12 Months
AB LONG/SHORT MULTI-MANAGER FUND
Class A Shares	2.13%	4.81%
Class C Shares	1.76%	3.94%
Advisor Class Shares[1]	2.22%	4.89%
Class R Shares[1]	1.94%	4.42%
Class K Shares[1]	2.03%	4.71%
Class I Shares[1]	2.22%	4.89%
Class Z Shares[1]	2.22%	4.99%
MSCI World Index (net)	12.87%	16.42%
HFRX Equity Hedge Index	3.03%	5.57%

1	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The preceding table shows the Fund’s performance compared with its benchmark, the Morgan Stanley Capital International (“MSCI”) World Index (net), and the HFRX Equity Hedge Index, for the six- and 12-month periods ended May 31, 2017.

During both periods, all share classes of the Fund underperformed its benchmark as well as the HFRX Hedge Index, before sales charges. Over both periods, the Fund’s short-only investment sub-adviser (“Sub-Adviser”) detracted, while all other Sub-Advisers contributed positive absolute

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returns to the Fund. Given rising equity markets over both periods, the short-only manager’s results are to be expected.

Detractors from performance were similar across both periods, notably equity index shorts as well as exposure to the energy sector. Major contributors over the six-month period included exposures to the information technology and consumer discretionary sectors. For the 12-month period, contributors to performance included exposures to the materials, information technology and industrials sectors.

The Fund utilized derivatives in the form of total return swaps for investment purposes and written options for hedging purposes, which added to absolute returns for both periods; purchased options for hedging and investment purposes detracted for both periods; forwards for hedging purposes detracted for the six-month period but added for the 12-month period.

MARKET REVIEW AND INVESTMENT STRATEGY

Over the 12-month period ended May 31, 2017, global stocks posted strong returns despite several pullbacks along the way. Donald Trump’s win in the US presidential election, the UK’s decision to leave the European Union (“Brexit”), and newcomer Emmanuel Macron’s presidential victory in France all influenced investor sentiment. While Trump’s win was initially embraced by financial markets, policy uncertainty and White House turmoil roiled markets at times. Meanwhile, in the UK, investors were taken aback when Prime Minister Theresa May called for a snap parliamentary election three years ahead of schedule. At the other end of the spectrum, some geopolitical risk receded from the market upon the victory of centrist, pro-European Union candidate Macron. Markets, especially in Europe, rallied on the news. Diverging central bank policies also played a role. European central banks generally maintained an easing bias, especially in the wake of Brexit, when the Bank of England cut rates to an historic low. In contrast, the US Federal Reserve raised interest rates for the second and third time since the financial crisis in 2008, in moves widely expected by markets.

The six-month period saw strong gains in equity markets. This period encompassed the post-US election environment and was heavily influenced by headlines from the Trump administration. US stocks trailed global stocks on a relative basis. While some Sub-Advisers had more success than others over both periods, the commitment to diversification of managers was beneficial. Dispersion among securities provided opportunities for managers to add value while rising equity markets posed challenges to short positions in the Fund.

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INVESTMENT POLICIES

The Fund seeks to achieve its investment objective primarily by utilizing a long/short equity strategy (“Long/Short Strategy”). In order to implement the Long/Short Strategy, the Adviser will allocate the Fund’s assets among multiple investment Sub-Advisers that the Adviser believes have substantial experience managing assets in the global securities markets.

A Long/Short Strategy typically involves buying and/or selling securities believed to be significantly under- or over-priced by the market in relation to their potential value. The Adviser and the Sub-Advisers generally will seek to buy securities in the expectation that they will increase in value (called “going long”) and/or sell securities short in the expectation that they will decrease in value (called “going short”). The Adviser and the Sub-Advisers may invest in one or more countries, including developed and emerging-market countries, and may specialize in a specific sector, industry or market capitalization. Many of the Sub-Advisers hedge portfolios through the use of short sales and/or the use of index options and futures and other derivative products. When the Fund sells securities short, it sells a stock that it does not own (but has borrowed) at its current market price in anticipation that the price of the stock will decline. To complete, or close out, the short sale transaction, the Fund buys the same stock in the market at a later date and returns it to the lender.

While the Fund is generally expected to have a net long bias over time (the net long exposure of the Fund, i.e. long exposure minus short exposure, is generally expected to range between 40% and 60%), the individual Sub-Advisers may be net long, market neutral, or net short at any given time depending upon their individual strategies and/or their view of market conditions. In addition, certain Sub-Advisers are expected to focus primarily on long strategies while others may focus on short strategies.

The Adviser intends to hire and terminate Sub-Advisers in accordance with the terms of an exemptive order that the Fund and the Adviser have received from the Securities and Exchange Commission. This order permits the Adviser, subject to the supervision and approval by the Board, to enter into Sub-Advisery agreements with Sub-Advisers, and to materially amend or terminate those agreements, in each case without seeking the approval of the Fund’s shareholders. The Sub-Advisers will not be affiliated with the Adviser.

The Adviser allocates the Fund’s assets to the Sub-Advisers but may from time to time manage a portion of the Fund’s assets directly. The Adviser may cause the Fund to invest in securities, options, futures, options on futures, swap contracts, or other derivatives or financial instruments.

(continued on next page)

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Under normal circumstances, the Fund primarily invests in equity securities and instruments with similar characteristics, including common stock, preferred stock, convertible securities, rights and warrants, depositary receipts, and securities or other instruments whose price is linked to the value of common or preferred stock. The Fund’s principal investments may include currencies and restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933.

The Fund may also invest in fixed-income and/or floating rate securities, including debt issued by corporations, debt issued by governments (including the US and foreign governments), their agencies, instrumentalities, sponsored entities, and political subdivisions, notes, debentures, debt participations, convertible bonds, non-investment grade securities (commonly known as “junk bonds”), and bank loans (including senior secured loans) and other direct indebtedness.

The Fund’s investments may be publicly traded or privately issued or negotiated. The Fund may invest without restriction as to issuer capitalization, country, currency, maturity or credit rating. The Fund’s investments may include securities of US and foreign issuers, including securities of issuers in emerging markets and securities denominated in a currency other than the US dollar. The level of the Fund’s exposure to US and international markets will vary over time based on the outlook of the Adviser and the individual Sub-Advisers. The Fund may from time to time invest a majority of its net assets in securities of foreign issuers, including securities of issuers in emerging markets. From time to time, the Fund may invest in shares of companies through initial public offerings.

The Fund expects to use derivatives, such as options, futures, forwards and swaps, to a significant extent. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a quicker and more efficient way to alter the Fund’s exposure. For example, the Sub-Advisers may use various types of derivatives to take both a long and short position in securities or market segments. The Sub-Advisers or the Adviser may use derivatives to effectively leverage the Fund by creating aggregate exposure substantially in excess of the Fund’s net assets.

The Fund also may, from time to time, make investments in public investment vehicles, including other investment companies (including registered investment companies, which may be advised by the Adviser or an affiliate of the Adviser), exchange-traded funds, European registered investment funds, real estate investment trusts (“REITs”), private investment funds, and partnership interests, including master limited partnerships.

(continued on next page)

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The Fund is considered to be “non-diversified,” which means that the Investment Company Act of 1940, as amended, does not limit the percentage of its assets that it may invest in any one company (subject to certain limitations under the Internal Revenue Code of 1986, as amended).

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DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI World Index and the HFRX Equity Hedge Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio (although the HFRX Equity Hedge Index reflects the fees and expenses of its unregistered fund constituents). The MSCI World Index (free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets. The HFRX Equity Hedge Index measures the performance of funds which maintain at least 50% or more exposure to both long and short positions in primarily equity and equity derivative securities. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns reflect the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or currency markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, because of economic changes or other events that affect large portions of the market. Market risk includes the risk that the Fund’s Long/Short Strategy may underperform the market generally.

Allocation and Management Risk: The Adviser will invest the assets of the Fund primarily by allocating Fund assets to the Sub-Advisers. The success of the Fund depends, in part, upon the ability of the Sub-Advisers to develop and implement investment strategies to achieve the Fund’s investment objective. There is no assurance that the Adviser’s allocation decisions will result in the desired effects. Subjective decisions made by the Adviser and/or the Sub-Advisers may cause the Fund to incur losses or to miss profit opportunities on which it might otherwise have capitalized. The success of the Fund’s investment program depends primarily on the trading and investing skills of the Sub-Advisers rather than on the trading and investing skills of the Adviser itself. To the extent that the Adviser is unable to select, manage, allocate appropriate levels of capital to, and invest with Sub-Advisers that, in the aggregate, are able to produce consistently positive returns for the Fund, the performance of the Fund may be impaired.

Some Sub-Advisers may have little experience managing registered investment companies which, unlike the private investment funds these Sub-Advisers tend

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DISCLOSURES AND RISKS (continued)

to manage, are subject to daily inflows and outflows of investor cash and are subject to certain legal and tax-related restrictions on their investments and operations. Subject to the overall supervision of the Fund’s investment program by the Adviser, each Sub-Adviser is responsible, with respect to the portion of the Fund’s assets it manages, for compliance with the Fund’s investment strategies and applicable law.

The investment strategies implemented by the Sub-Advisers may fail to produce the intended results. The success of a particular Sub-Adviser is dependent on the expertise of its portfolio managers. Certain Sub-Advisers may have only one or a limited number of key individuals responsible for managing the Fund’s assets. The loss of one or more key individuals from a Sub-Adviser could have a materially adverse effect on the performance of the Fund.

Short Sales Risk: It is expected that the Fund will engage in short-selling, which involves the sale of a security that the Fund does not own in the hope of purchasing the same or equivalent security at a later date at a lower price. A short sale involves the risk of an increase in the market price of the security, and therefore the possibility of a theoretically unlimited loss. The Fund must borrow the security to initiate the short sale, and it may be difficult and costly to effect the purchase of the security in order to return it to the lender, particularly if the security is illiquid. The Fund may for a number of reasons be forced to unwind a short sale at a disadvantageous price.

Counterparty Risk: The Fund is expected to establish relationships with third parties to engage in derivative transactions and obtain prime and other brokerage services that permit the Fund to trade in any variety of markets or asset classes. If the Fund is unable to establish or maintain such relationships, such inability may limit the Fund’s transactions and trading activity, prevent it from trading at optimal rates and terms, and result in losses.

Some of the markets in which the Fund may effect transactions are not “exchanged-based,” including “over-the-counter” or “interdealer” markets. The participants in these markets are typically not subject to the credit evaluation and regulatory oversight to which members of “exchange-based” markets are subject. This exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions. Such “counterparty risk” is heightened for contracts with longer maturities where events may intervene to prevent settlement, or where the Fund has concentrated its transactions with a single or small group of counterparties. Furthermore, there is a risk that any of the Fund’s counterparties could become insolvent and/or the subject of insolvency proceedings. If one or more of the Fund’s counterparties were to become insolvent

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DISCLOSURES AND RISKS (continued)

or the subject of insolvency proceedings, there exists the risk that the recovery of the Fund’s assets from the counterparty will be delayed or be of a value less than the value of the assets originally entrusted to the counterparty.

Hedging Transactions Risk: The Fund may invest in securities and utilize financial instruments to seek to hedge fluctuations in the values of the Fund’s positions. However, hedging transactions will typically limit the opportunity for gain if the value of such positions should increase, and may not work as intended and actually compound losses. It may not be possible to hedge against certain price fluctuations at a reasonable cost. The Fund generally is not required to enter into hedging transactions and may choose not to do so.

Volatility Risk: The Fund will frequently be subject to substantial volatility, which could result from a number of causes. Furthermore, because the Fund’s assets are invested through Sub-Advisers that implement the Fund’s Long/Short Strategy and may be committed to relatively few different investment techniques, the Fund may achieve less diversification than would be suggested by the number of Sub-Advisers being employed. The allocation of Fund assets to Sub-Advisers in response to particular market conditions could increase volatility and potential for loss if such market conditions continue to worsen or react in a manner not anticipated by the Adviser.

Portfolio Turnover Risk: Certain Sub-Advisers may invest and trade securities on the basis of certain short-term market considerations. The resultant high portfolio turnover could potentially involve substantial brokerage commissions and fees.

Fixed-Income Securities Risk: The Fund may invest in debt or other fixed-income securities of US and non-US issuers. The value of fixed-income securities will change in response to fluctuations in interest rates and changes in market perception of the issuer’s creditworthiness or other factors. The Fund may invest to a substantial degree in debt securities rated below investment grade, otherwise known as high-yield securities or “junk bonds.” High-yield securities may rank junior to other outstanding securities and obligations of the issuer. Moreover, high-yield securities may not be protected by financial covenants or limitations on additional indebtedness. Companies that issue high-yield securities are often highly leveraged and may not have available to them more traditional methods of financing. High-yield securities face ongoing uncertainties and exposure to adverse business, financial or economic conditions that could lead to the issuer’s inability to meet timely interest and principal payments. High-yield securities have speculative elements or are predominately speculative credit risks.

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DISCLOSURES AND RISKS (continued)

Distressed Investments Risk: The Fund may invest in companies that are in poor financial condition, lack sufficient capital or that are involved in bankruptcy or reorganization proceedings. Securities and obligations of such distressed companies often trade at a discount to the expected enterprise value that could be achieved through a restructuring and an investor in such securities is exposed to risk that a restructuring will not occur, or will occur on unfavorable terms. Debt obligations of distressed companies are typically unrated, lower-rated or close to default. Securities of distressed companies are generally more likely to become worthless than securities of more financially stable companies.

Derivative Instruments Risk: The Fund may enter into options, futures, forwards, swaps and other derivative instrument contracts. Derivative instruments may be subject to various types of risks, including market risk, liquidity risk, the risk of nonperformance by the counterparty, including risks relating to the financial soundness and creditworthiness of the counterparty, legal risk and operations risk. The prices of derivative instruments can be highly volatile. Depending on the nature of the derivative, price movements may be influenced by interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies.

Small Capitalization and Recently Organized Companies Risk: Fund assets may be exposed, long and short, to securities of small-capitalization companies and recently organized companies. Historically, such securities have been more volatile in price than those of larger capitalized, more established companies. These companies may have limited product lines, distribution channels and financial and managerial resources. Further, there is often less publicly available information concerning such companies than for larger, more established businesses. The equity securities of small-capitalization companies may be traded in volumes that are lower than are typical of larger company securities.

Non-US Investments Risk: The Fund may invest in securities of non-US companies and foreign countries. Investing in the securities of such companies and countries involves political and economic considerations, such as: the potential difficulty of repatriating funds, general social, political and economic instability and adverse diplomatic developments; the possibility of imposition of withholding or other taxes on income or capital gains; the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; and certain government policies that may restrict the Fund’s investment opportunities. The economies of non-US

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DISCLOSURES AND RISKS (continued)

countries may differ favorably or unfavorably from the United States economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, asset reinvestment, resource self-sufficiency and balance of payments position. In addition, accounting and financial reporting standards that prevail in non-US countries generally are not equivalent to US standards and, consequently, less information may be available to investors in companies located in non-US countries than is available to investors in companies located in the United States.

Currency Risk: The Fund may invest a portion of its assets in instruments denominated in currencies other than the US dollar, the prices of which are determined with reference to currencies other than the US dollar. The Fund, however, generally values its securities and other assets in US dollars. To the extent unhedged, the value of the Fund’s assets will fluctuate with currency exchange rates as well as with the price changes of the Fund’s investments. Thus, an increase in the value of the US dollar compared to the other currencies in which the Fund makes its investments will reduce the effect of increases and magnify the effect of decreases in the prices of the Fund’s securities in their local markets. The Fund may utilize financial instruments such as currency options and forward contracts to hedge currency fluctuations, but there can be no assurance that such hedging transactions (if implemented) will be effective.

Emerging Market Risk: Investment in emerging-market securities involves a greater degree of risk than investment in securities of issuers based in developed countries. Among other things, emerging-market securities investments may carry the risks of less publicly available information, more volatile markets, less strict securities market regulation, less favorable tax provisions, and a greater likelihood of severe inflation, unstable currency, war and expropriation of personal property than investments in securities of issuers based in developed countries.

Undervalued Securities Risk: The Fund may make certain investments in securities that the Sub-Advisers believe to be undervalued. However, there are no assurances that the securities will in fact be undervalued. In addition, it may take a substantial period of time before the securities realize their anticipated value, and such securities may never appreciate to the level anticipated by the Sub-Advisers.

Quantitative Investment Risk: Certain Sub-Advisers may attempt to execute strategies for the Fund using proprietary quantitative models. Investments selected using these models may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction and implementation of the models (including, for

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DISCLOSURES AND RISKS (continued)

example, data problems and/or software issues). There is no guarantee that a Sub-Adviser’s use of quantitative models will result in effective investment decisions for the Fund. The success of a Sub-Adviser’s quantitative investment models is heavily dependent on the mathematical models used by the Sub-Adviser. Models that have been formulated on the basis of past market data may not be predictive of future price movements. Models also may have hidden biases or exposure to broad structural or sentiment shifts. Furthermore, the effectiveness of such models tends to deteriorate over time as more traders seek to exploit the same market inefficiencies through the use of similar models.

Multi-Manager Risk: The multi-manager strategy employed by the Fund involves special risks, which include:

+

Offsetting positions. Sub-Advisers may make investment decisions which conflict with each other; for example, at any particular time, one Sub-Adviser may be purchasing shares of an issuer whose shares are being sold (or being sold short) by another Sub-Adviser. Consequently, the Fund could indirectly incur transaction costs without accomplishing any net investment result.

+

Proprietary investment strategy risk. Sub-Advisers may use proprietary or licensed investment strategies that are based on considerations and factors that are not fully disclosed to the Board or the Adviser. Moreover, these proprietary or licensed investment strategies, which may include quantitative mathematical models or systems, may be changed or refined over time. A Sub-Adviser (or the licensor of the strategies used by the Sub-Adviser) may make certain changes to the strategies the Sub-Adviser has previously used, may not use such strategies at all (or the Sub-Adviser’s license may be revoked), and may use additional strategies, where such changes or discretionary decisions, and the reasons for such changes or decisions, are also not fully disclosed to the Board or the Adviser. These strategies may involve risks under some market conditions that are not anticipated by the Adviser or the Fund.

Non-Diversification Risk: The Fund is a “non-diversified” investment company, which means that the Fund may invest a larger portion of its assets in a smaller number of issuers than a diversified investment company. This increases the risks of investing in the Fund because the performance of each security in which the Fund invests has a greater impact on the Fund’s performance. To the extent that the Fund invests a relatively high percentage of its assets in securities of a limited number of companies, the Fund may also be more susceptible than a diversified investment company to any single economic, political or regulatory occurrence.

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DISCLOSURES AND RISKS (continued)

Leverage Risk: Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment by attempting to enhance return or value without increasing the investment amount. Leverage can magnify the effects of changes in the value of the Fund’s investments and make the Fund more volatile. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

Real Estate Related Securities Risk: The Fund may invest in real estate related securities and may indirectly invest in real assets, such as real estate, natural resources and commodities, and infrastructure assets. Investing in real estate related securities includes, among others, the following risks: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. Investments in real assets involve a substantial degree of risk, including significant financial, operating and competitive risks. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs are dependent upon management skills, are not diversified, and are often subject to heavy cash flow dependency, default by borrowers and self-liquidation.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

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DISCLOSURES AND RISKS (continued)

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

9/30/20141 TO 5/31/2017

This chart illustrates the total value of an assumed $10,000 investment in AB Long/Short Multi-Manager Fund Class A shares (from 9/30/20141 to 5/31/2017) as compared to the performance of the Fund’s benchmark and the HFRX Equity Hedge Index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

1	Inception date: 9/30/2014.

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HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2017 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	4.81%	0.36%
Since Inception[1]	2.09%	0.46%
CLASS C SHARES
1 Year	3.94%	2.95%
Since Inception[1]	1.36%	1.36%
ADVISOR CLASS SHARES[2]
1 Year	4.89%	4.89%
Since Inception[1]	2.31%	2.31%
CLASS R SHARES[2]
1 Year	4.42%	4.42%
Since Inception[1]	1.80%	1.80%
CLASS K SHARES[2]
1 Year	4.71%	4.71%
Since Inception[1]	2.06%	2.06%
CLASS I SHARES[2]
1 Year	4.89%	4.89%
Since Inception[1]	2.31%	2.31%
CLASS Z SHARES[2]
1 Year	4.99%	4.99%
Since Inception[1]	2.31%	2.31%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 6.72%, 7.58%, 6.03%, 6.53%, 6.26%, 5.99% and 6.54% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of expenses associated with securities sold short, acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs to 2.24%, 2.99%, 1.99%, 2.49%, 2.24%, 1.99% and 1.99% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. These waivers/reimbursements may not be terminated before September 30, 2017. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Inception date: 9/30/2014.

2	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

16 | AB LONG/SHORT MULTI-MANAGER FUND	abfunds.com

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

JUNE 30, 2017 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	1.53%
Since Inception[1]	0.41%
CLASS C SHARES
1 Year	4.34%
Since Inception[1]	1.28%
ADVISOR CLASS SHARES[2]
1 Year	6.27%
Since Inception[1]	2.24%

1	Inception date: 9/30/2014.

2	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

Please note that Class R, K, I and Z shares were liquidated on June 26, 2017 and are not included in the table.

abfunds.com	AB LONG/SHORT MULTI-MANAGER FUND | 17

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

18 | AB LONG/SHORT MULTI-MANAGER FUND	abfunds.com

EXPENSE EXAMPLE (continued)

	Beginning Account Value December 1, 2016	Ending Account Value May 31, 2017	Expenses Paid During Period*	Annualized Expense Ratio*	Effective Expenses Paid During Period+	Effective Annualized Expense Ratio+
Class A
Actual	$1,000	$1,021.30	$12.90	2.56%	$13.20	2.62%
Hypothetical**	$1,000	$1,012.17	$12.84	2.56%	$13.14	2.62%
Class C
Actual	$1,000	$1,017.60	$17.05	3.39%	$17.30	3.44%
Hypothetical**	$1,000	$1,008.03	$16.97	3.39%	$17.22	3.44%
Advisor Class
Actual	$1,000	$1,022.20	$12.05	2.39%	$12.30	2.44%
Hypothetical**	$1,000	$1,013.01	$11.99	2.39%	$12.24	2.44%
Class R
Actual	$1,000	$1,019.40	$14.60	2.90%	$14.90	2.96%
Hypothetical**	$1,000	$1,010.47	$14.54	2.90%	$14.83	2.96%
Class K
Actual	$1,000	$1,020.30	$13.45	2.67%	$13.75	2.73%
Hypothetical**	$1,000	$1,011.62	$13.39	2.67%	$13.69	2.73%
Class I
Actual	$1,000	$1,022.20	$12.05	2.39%	$12.35	2.45%
Hypothetical**	$1,000	$1,013.01	$11.99	2.39%	$12.29	2.45%
Class Z
Actual	$1,000	$1,022.20	$12.20	2.42%	$12.35	2.45%
Hypothetical**	$1,000	$1,012.86	$12.14	2.42%	$12.29	2.45%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+	In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bear proportionate shares of the acquired fund fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. Currently the Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s effective expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

abfunds.com	AB LONG/SHORT MULTI-MANAGER FUND | 19

PORTFOLIO SUMMARY

May 31, 2017 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $31.8

SUB-ADVISER ALLOCATION1

%	Sub-Adviser	Strategy
94.5%	Liquidity Sleeve Cash[2]	Cash
2.9%	Kynikos Associates LP	Global Short-Only Stocks
2.5%	Impala Asset Management LLC	Global Long/Short Cyclical Stocks
0.1%	Passport Capital, LLC	Global Long/Short Thematic Stocks

SECURITY TYPE BREAKDOWN3

100.0%	Short-Term

1	Fund holdings are expressed as a percentage of total net assets and may vary over time.

2	Most Fund assets converted to cash pending the Fund’s liquidation and termination.

3	All data are as of May 31, 2017. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time.

20 | AB LONG/SHORT MULTI-MANAGER FUND	abfunds.com

PORTFOLIO OF INVESTMENTS

May 31, 2017

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 97.2%
Investment Companies – 97.2%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.64%(a)(b) (cost $30,965,065)	30,965,065	$30,965,065
Other assets less liabilities – 2.8%		882,660

Net Assets – 100.0%		$31,847,725

(a)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(b)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

See notes to financial statements.

abfunds.com	AB LONG/SHORT MULTI-MANAGER FUND | 21

STATEMENT OF ASSETS & LIABILITIES

May 31, 2017

Assets
Investments in securities, at value
Affiliated issuers (cost $30,965,065)	$30,965,065
Cash	46,727
Foreign currencies, at value (cost $1,662)	1,656
Interest receivable	869
Deposit at broker for securities sold short	1,272,299
Affiliated dividends receivable	12,541
Receivable for terminated total return swaps	8,902

Total assets	32,308,059

Liabilities
Custody fee payable	268,376
Advisory fee payable	111,866
Audit and tax fee payable	40,700
Dividend expense payable	1,949
Transfer Agent fee payable	1,442
Payable for capital stock redeemed	709
Payable for terminated total return swaps	577
Distribution fee payable	25
Accrued expenses	34,690

Total liabilities	460,334

Net Assets	$31,847,725

Composition of Net Assets
Capital stock, at par	$320
Additional paid-in capital	31,847,352
Net unrealized appreciation on foreign currency denominated assets and liabilities	53

$31,847,725

Net Asset Value Per Share—10 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$634,135	64,078	$9.90	*

C	$122,801	12,666	$9.70

Advisor	$31,050,064	3,116,495	$9.96

R	$10,095	1,028	$9.82

K	$10,164	1,027.33	$9.89

I	$10,235	1,027.22	$9.96

Z	$10,231	1,027	$9.96

*	The maximum offering price per share for Class A shares was $10.34 which reflects a sales charge of 4.25%.

See notes to financial statements.

22 | AB LONG/SHORT MULTI-MANAGER FUND	abfunds.com

STATEMENT OF OPERATIONS

Year Ended May 31, 2017

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $7,463)	$361,615
Affiliated issuers	30,881
Interest	52,441
Securities lending income	4
Other income	2	$444,943

Expenses
Advisory fee (see Note B)	594,516
Distribution fee—Class A	1,850
Distribution fee—Class C	1,189
Distribution fee—Class R	47
Distribution fee—Class K	24
Transfer agency—Class A	485
Transfer agency—Class C	97
Transfer agency—Advisor Class	19,388
Transfer agency—Class R	6
Transfer agency—Class K	5
Transfer agency—Class I	2
Transfer agency—Class Z	30
Custodian	563,026
Registration fees	95,746
Audit and tax	75,452
Legal	32,556
Printing	28,463
Directors’ fees	27,098
Miscellaneous	29,485

Total operating expenses (see Note B)	1,469,465
Dividend expense on securities sold short	139,505
Broker fee on securities sold short	73,024

Total expenses	1,681,994
Less: expenses waived and reimbursed by the Adviser (see Notes B and E)	(829,432)

Net expenses		852,562

Net investment loss		(407,619)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		3,929,790
Options written		12,630
Securities sold short		(1,876,480)
Swaps		321,672
Foreign currency transactions		42,348
Net change in unrealized appreciation/depreciation of:
Investments		(360,341)
Securities sold short		203,276
Swaps		(252,971)
Foreign currency denominated assets and liabilities		(24,980)

Net gain on investment and foreign currency transactions		1,994,944

Net Increase in Net Assets from Operations		$1,587,325

See notes to financial statements.

abfunds.com	AB LONG/SHORT MULTI-MANAGER FUND | 23

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended May 31, 2017	Year Ended May 31, 2016
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(407,619)	$(423,930)
Net realized gain on investment and foreign currency transactions	2,429,960	646,245
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(435,016)	(1,345,056)

Net increase (decrease) in net assets from operations	1,587,325	(1,122,741)
Distributions to Shareholders from
Net realized gain on investment transactions
Class A	(30,104)	(8,760)
Class C	(6,111)	(672)
Advisor Class	(1,529,408)	(516,359)
Class R	(503)	(165)
Class K	(503)	(165)
Class I	(503)	(165)
Class Z	(2,037)	(2,557)
Tax return of capital
Class A	(229)	– 0	–
Class C	(47)	– 0	–
Advisor Class	(11,652)	– 0	–
Class R	(4)	– 0	–
Class K	(4)	– 0	–
Class I	(4)	– 0	–
Class Z	(16)	– 0	–
Capital Stock Transactions
Net increase (decrease)	(1,654,152)	3,048,471

Total increase (decrease)	(1,647,952)	1,396,887
Net Assets
Beginning of period	33,495,677	32,098,790

End of period (including undistributed net investment income of $0 and accumulated net investment loss of $(220,551), respectively)	$31,847,725	$33,495,677

See notes to financial statements.

24 | AB LONG/SHORT MULTI-MANAGER FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS

May 31, 2017

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company operates as a series company currently comprised of 27 portfolios. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Long/Short Multi-Manager Fund (the “Fund”), a non-diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class 1, Class 2 and Class Z shares. Class B, Class 1 and Class 2 shares have not been issued. As of May 31, 2017, AllianceBernstein L.P. (the “Adviser”), was the sole shareholder of Class R, Class K, Class I and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective April 10, 2017, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Advisor Class, Class R, Class K, Class I, and Class Z shares are sold without an initial or contingent deferred sales charge. All ten classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The Fund seeks to achieve its investment objective primarily by utilizing a long/short equity strategy (“Long/Short Strategy”). In order to implement the Long/Short Strategy, the Adviser will allocate the Fund’s assets among multiple investment sub-advisers (each a “Sub-Adviser”) that the Adviser believes have substantial experience managing assets in the global securities markets. The Adviser may also manage a portion of the Fund’s assets directly. The Sub-Advisers are not affiliated with the Adviser. The Adviser currently allocates assets to the following Sub-Advisers: Passport Capital, LLC, Impala Asset Management LLC, Lyrical Asset Management LP, Sirios Capital Management, L.P. and Kynikos Associates LP. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

abfunds.com	AB LONG/SHORT MULTI-MANAGER FUND | 25

NOTES TO FINANCIAL STATEMENTS (continued)

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the

26 | AB LONG/SHORT MULTI-MANAGER FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

abfunds.com	AB LONG/SHORT MULTI-MANAGER FUND | 27

NOTES TO FINANCIAL STATEMENTS (continued)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of May 31, 2017:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Short-Term Investments	$30,965,065		$	– 0	–	$	– 0	–	$30,965,065

Total Investments in Securities	30,965,065			– 0	–		– 0	–	30,965,065
Other Financial Instruments(a)	– 0	–		– 0	–		– 0	–	– 0	–

Total(b)	$30,965,065		$	– 0	–	$	– 0	–	$30,965,065

(a)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument.

(b)	There were no transfers between any levels during the reporting period.

28 | AB LONG/SHORT MULTI-MANAGER FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) the Adviser reviews all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

abfunds.com	AB LONG/SHORT MULTI-MANAGER FUND | 29

NOTES TO FINANCIAL STATEMENTS (continued)

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and prior two tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income (or dividend expense) is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income (or interest expense) is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

30 | AB LONG/SHORT MULTI-MANAGER FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Fund Liquidation

At a meeting held on May 2-4, 2017, the Board of Directors of the Company approved the liquidation and termination of the Fund. Subsequently the Fund experienced significant redemption requests prior to the Fund’s liquidation. Effective May 4, 2017, the Fund discontinued accruing 12b-1 fees. Additionally, the Fund did not assess investment advisory fees on the proceeds of liquidated holdings held in cash and cash equivalents. The Fund made its liquidating distributions on July 14, 2017.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of 1.90% of the Fund’s average daily net assets. The Adviser compensates the Sub-Advisers out of the investment advisory fee it receives from the Fund. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding expenses associated with securities sold short, acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis (the “Expense Caps”) to 2.24%, 2.99%, 1.99%, 2.49%, 2.24%, 1.99% and 1.99% of daily average net assets for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. Any fees waived and expenses borne by the Adviser through September 29, 2015 are subject to repayment by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne; such waivers that are subject to repayment amounted to $785,284 for the fiscal period ended May 31, 2015 and $326,452 for the year ended May 31, 2016, respectively. In any case, no repayment will be made that would cause the Fund’s total annual fund operating expenses to exceed the net fee percentages set forth above. For the year ended May 31, 2017 such reimbursements/waivers amounted to $814,525. The Expense Caps may not be terminated by the Adviser before September 30, 2017.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency

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NOTES TO FINANCIAL STATEMENTS (continued)

Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $18,014 for the year ended May 31, 2017.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $50 from the sale of Class A shares and received $17 and $-0- in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended May 31, 2017.

The AB Fixed-Income Shares, Inc.—Government STIF Portfolio (the “Government STIF Portfolio”), prior to June 1, 2016, was offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and was not available for direct purchase by members of the public. Prior to June 1, 2016, the Government STIF Portfolio paid no advisory fees but did bear its own expenses. As of June 1, 2016, the Government STIF Portfolio, was renamed “AB Government Money Market Portfolio” (the “Government Money Market Portfolio”). The Fund may invest in Government Money Market Portfolio which has a contractual annual advisory fee rate of .20% of the Portfolio’s average daily net assets and bears its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended May 31, 2017 such waiver amounted to $14,896. A summary of the Fund’s transactions in shares of the Government Money Market Portfolio for the year ended May 31, 2017 is as follows:

Market Value 5/31/16 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 5/31/17 (000)	Dividend Income (000)
$ 5,307	$76,079	$50,421	$30,965	$31

Brokerage commissions paid on investment transactions for the year ended May 31, 2017 amounted to $68,884, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing

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fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class, Class I and Class Z shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $61, $0 and $0 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended May 31, 2017, were as follows:

	Purchases		Sales		Securities Sold Short		Covers on Securities Sold Short
Investment securities (excluding U.S. government securities)	$30,130,962		$58,153,611		$17,735,435		$25,722,586
U.S. government securities	– 0	–	– 0	–	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency and swap transactions) are as follows:

	Gross Unrealized						Net Unrealized Appreciation on Investments			Net Unrealized Appreciation on Securities Sold Short			Net Unrealized appreciation
Cost of Investments	Appreciation on Investments			Depreciation on Investments
$ 30,965,065	$	– 0	–	$	– 0	–	$	– 0	–	$	– 0	–(a)	$	– 0	–

(a)	Gross unrealized appreciation was $0 and gross unrealized depreciation was $(0), resulting in net unrealized appreciation of $0.

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NOTES TO FINANCIAL STATEMENTS (continued)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended May 31, 2017, the Fund held forward currency exchange contracts for hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund

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bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

During the year ended May 31, 2017, the Fund held purchased options for hedging and non-hedging purposes. During the year ended May 31, 2017, the Fund held written options for hedging purposes.

For the year ended May 31, 2017, the Fund had the following transactions in written options:

	Number of Contracts		Premium Received
Options outstanding as of 05/31/16	– 0	–	$	– 0	–
Options written	273			12,630
Options assigned	– 0	–		– 0	–
Options expired	(273)			(12,630)
Options bought back	– 0	–		– 0	–
Options exercised	– 0	–		– 0	–

Options outstanding as of 05/31/17	– 0	–	$	– 0	–

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NOTES TO FINANCIAL STATEMENTS (continued)

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets and currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

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Total Return Swaps:

The Fund may enter into total return swaps in order take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the year ended May 31, 2017, the Fund held total return swaps for non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction.

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NOTES TO FINANCIAL STATEMENTS (continued)

During the year ended May 31, 2017, the Fund had entered into the following derivatives:

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$48,503	$(27,387)

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(368,401)	70,514

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	12,630	– 0	–

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	321,672	(252,971)

Total		$14,404	$(209,844)

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended May 31, 2017:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$358,987	(a)
Average principal amount of sale contracts	$1,527,165	(a)
Purchased Options:
Average monthly cost	$59,796	(a)
Total Return Swaps:
Average notional amount	$4,739,257	(a)

(a)	Positions were open for eleven months during the year.

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2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Short Sales

The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to replace the borrowed securities at their market price at the time of settlement. The Fund’s obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral deposited with the broker. The Fund is liable to the buyer for any dividends/interest payable on securities while those securities are in a short position. These dividends/interest are recorded as an expense of the Fund. Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the

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NOTES TO FINANCIAL STATEMENTS (continued)

securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. As of May 31, 2017, the Fund had no securities out on loan. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $4 and $33 from the borrowers and Government Money Market Portfolio, respectively, for the year ended May 31, 2017; these amounts are reflected in the statement of operations. In connection with the cash collateral investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended May 31, 2017, such waiver amounted to $11. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Fund’s transactions in shares of Government Money Market Portfolio for the year ended May 31, 2017 is as follows:

Market Value 5/31/16 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 5/31/17 (000)
$ – 0 –	$898	$898	$	– 0 –

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NOTE F

Capital Stock

Each class consists of 1,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Year Ended May 31, 2017	Year Ended May 31, 2016		Year Ended May 31, 2017	Year Ended May 31, 2016

Class A
Shares sold	8,860	98,595		$88,675	$986,358

Shares issued in reinvestment of distributions	2,947	873		29,282	8,760

Shares converted from Class C	1,985	– 0	–	20,463	– 0	–

Shares redeemed	(51,443)	(1,012)		(517,835)	(10,062)

Net increase (decrease)	(37,651)	98,456		$(379,415)	$985,056

Class C
Shares sold	2,532	12,081		$25,422	$119,072

Shares issued in reinvestment of distributions	590	68		5,757	672

Shares converted to Class A	(2,022)	– 0	–	(20,463)	– 0	–

Shares redeemed	(1,583)	– 0	–	(15,683)	– 0	–

Net increase (decrease)	(483)	12,149		$(4,967)	$119,744

Advisor Class
Shares sold	13,232	140,232		$131,484	$1,410,793

Shares issued in reinvestment of distributions	33,704	51,322		341,144	516,311

Shares redeemed	(158,944)	(13,651)		(1,590,033)	(136,485)

Net increase (decrease)	(112,008)	177,903		$(1,117,405)	$1,790,619

Class R
Shares issued in reinvestment of distributions	11	17		107	165

Net increase	11	17		$107	$165

Class K
Shares issued in reinvestment of distributions	10	17		106	165

Net increase	10	17		$106	$165

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares			Amount
	Year Ended May 31, 2017	Year Ended May 31, 2016		Year Ended May 31, 2017	Year Ended May 31, 2016

Class I
Shares issued in reinvestment of distributions	10	17		$106	$165

Net increase	10	17		$106	$165

Class Z
Shares sold	0	14,508		$0	$150,000

Shares issued in reinvestment of distributions	163	254		1,652	2,557

Shares redeemed	(14,898)	– 0	–	(154,336)	– 0	–

Net increase (decrease)	(14,735)	14,762		$(152,684)	$152,557

At May 31, 2017, the Adviser owned approximately 96% of the Fund’s outstanding shares. Significant transactions by the shareholder, if any, may impact the Fund’s performance.

NOTE G

Risks Involved in Investing in the Fund

Allocation and Management Risk—The Adviser will invest the assets of the Fund primarily by allocating Fund assets to the Sub-Advisers. The success of the Fund depends, in part, upon the ability of the Sub-Advisers to develop and implement strategies to achieve the Fund’s investment objective. There is no assurance that the Adviser’s allocation decisions will result in the desired effects. Subjective decisions made by the Adviser (e.g., with respect to allocation among Strategies) and/or the Sub-Advisers may cause the Fund to incur losses or to miss profit opportunities on which it might otherwise have capitalized. The success of the Fund’s investment program depends primarily on the trading and investing skills of the Sub-Advisers rather than on the trading and investing skills of the Adviser itself. To the extent that the Adviser is unable to select, manage, allocate appropriate levels of capital to, and invest with Sub-Advisers that, in the aggregate, are able to produce consistently positive returns for the Fund, the performance of the Fund may be impaired.

Some Sub-Advisers have little experience managing registered investment companies which, unlike the private investment funds these Sub-Advisers have been managing, are subject to daily inflows and outflows of investor cash and are subject to certain legal and tax-related restrictions on their investments and operations. Subject to the overall supervision of the Fund’s investment program by the Adviser, each Sub-Adviser is

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responsible, with respect to the portion of the Fund’s assets it manages, for compliance with the Fund’s investment strategies and applicable law.

The investment strategies implemented by the Sub-Advisers may fail to produce the intended results. The success of a particular Sub-Adviser is dependent on the expertise of its portfolio managers. Certain Sub-Advisers may have only one or a limited number of key individuals responsible for managing the Fund’s assets. The loss of one or more key individuals from a Sub-Adviser could have a materially adverse effect on the performance of the Fund.

Short Sales Risk—It is expected that the Fund will engage in short-selling, which involves the sale of a security that the Fund does not own in the hope of purchasing the same or equivalent security at a later date at a lower price. A short sale involves the risk of an increase in the market price of the security, and therefore the possibility of a theoretically unlimited loss. The Fund must borrow the security to initiate the short sale, and it may be difficult and costly to effect the purchase of the security in order to return it to the lender, particularly if the security is illiquid. The Fund may for a number of reasons be forced to unwind a short sale at a disadvantageous price.

Volatility Risk—The Fund will frequently be subject to substantial volatility, which could result from a number of causes. Furthermore, there is the risk that a disproportionate share of the Fund’s assets may be committed to one or more investment strategies or techniques, which would result in less diversification than would be suggested by the number of Sub-Advisers being employed. The allocation of Fund assets to Sub-Advisers in response to particular market conditions could increase volatility and potential for loss if such market conditions continue to worsen or react in a manner not anticipated by the Adviser.

Portfolio Turnover Risk—Certain Sub-Advisers may invest and trade securities on the basis of certain short-term market considerations. The resultant high portfolio turnover could potentially involve substantial brokerage commissions and fees.

Derivative Instruments Risk—The Fund may enter into options, futures, forwards, swaps and other derivative instrument contracts. Derivative instruments may be subject to various types of risks, including market risk, liquidity risk, the risk of nonperformance by the counterparty, including risks relating to the financial soundness and creditworthiness of the counterparty, legal risk and operations risk. The prices of derivative instruments can be highly volatile. Depending on the nature of the derivative, price movements may be influenced by interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange

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NOTES TO FINANCIAL STATEMENTS (continued)

control programs and policies of governments, and national and international political and economic events and policies.

Non-U.S. Investments Risk—The Fund may invest in securities of non-U.S. companies and foreign countries. Investing in the securities of such companies and countries involves political and economic considerations, such as: the potential difficulty of repatriating funds, general social, political and economic instability and adverse diplomatic developments; the possibility of imposition of withholding or other taxes on income or capital gains; the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; and certain government policies that may restrict the Fund’s investment opportunities. The economies of non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, asset reinvestment, resource self-sufficiency and balance of payments position. In addition, accounting and financial reporting standards that prevail in non-U.S. countries generally are not equivalent to U.S. standards and, consequently, less information may be available to investors in companies located in non-U.S. countries than is available to investors in companies located in the United States.

Currency Risk—The Fund may invest a portion of its assets in instruments denominated in currencies other than the U.S. dollar, the prices of which are determined with reference to currencies other than the U.S. dollar. The Fund, however, generally values its securities and other assets in U.S. dollars. To the extent unhedged, the value of the Fund’s assets will fluctuate with currency exchange rates as well as with the price changes of the Fund’s investments. Thus, an increase in the value of the U.S. dollar compared to the other currencies in which the Fund makes its investments will reduce the effect of increases and magnify the effect of decreases in the prices of the Fund’s securities in their local markets. The Fund may utilize financial instruments such as currency options and forward contracts to hedge currency fluctuations, but there can be no assurance that such hedging transactions (if implemented) will be effective.

Emerging Markets Risk—Investment in emerging market securities involves a greater degree of risk than investment in securities of issuers based in developed countries. Among other things, emerging market securities investments may carry the risks of less publicly available information, more volatile markets, less strict securities market regulation, less favorable tax provisions, and a greater likelihood of severe inflation, unstable currency, war and expropriation of personal property than investments in securities of issuers based in developed countries.

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Multi-Manager Risk—The multi-manager strategy employed by the Fund involves special risks, which include:

• Offsetting positions. Sub-Advisers may make investment decisions which conflict with each other; for example, at any particular time, one Sub-Adviser may be purchasing shares of an issuer whose shares are being sold by another Sub-Adviser. Consequently, the Fund could indirectly incur transaction costs without accomplishing any net investment result.

• Proprietary investment strategy risk—Sub-Advisers may use proprietary or licensed investment strategies that are based on considerations and factors that are not fully disclosed to the Board or the Adviser. Moreover, these proprietary or licensed investment strategies, which may include quantitative mathematical models or systems, may be changed or refined over time. A Sub-Adviser (or the licensor of the strategies used by the Sub-Adviser) may make certain changes to the strategies the Sub-Adviser has previously used, may not use such strategies at all (or the Sub-Adviser’s license may be revoked), and may use additional strategies, where such changes or discretionary decisions, and the reasons for such changes or decisions, are also not fully disclosed to the Board or the Adviser. These strategies may involve risks under some market conditions that are not anticipated by the Adviser or the Fund.

Non-Diversification Risk—The Fund is a “non-diversified” investment company, which means that the Fund may invest a larger portion of its assets in a smaller number of issuers than a diversified investment company. This increases the risks of investing in the Fund because the performance of each security in which the Fund invests has a greater impact on the Fund’s performance. To the extent that the Fund invests a relatively high percentage of its assets in securities of a limited number of companies, the Fund may also be more susceptible than a diversified investment company to any single economic, political or regulatory occurrence.

Leverage Risk—Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment by attempting to enhance return or value without increasing the investment amount. Leverage can magnify the effects of changes in the value of the Fund’s investments and make the Fund more volatile. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s

abfunds.com	AB LONG/SHORT MULTI-MANAGER FUND | 45

NOTES TO FINANCIAL STATEMENTS (continued)

maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended May 31, 2017 and May 31, 2016 were as follows:

	2017	2016
Distributions paid from:
Ordinary income	$197,041	$160,976
Long-term capital gains	1,372,128	367,867

Total taxable distributions	1,569,169	528,843
Tax return of capital	11,956	– 0	–

Total distributions paid	$1,581,125	$528,843

As of May 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Unrealized appreciation/(depreciation)	$53

Total accumulated earnings/(deficit)	$53

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of May 31, 2017, the Fund did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to foreign currency reclassification, the tax treatment of swaps and the reclassification of a net operating loss against short term gains resulted in a decrease in accumulated net investment loss, a decrease in accumulated net realized gain on investments and foreign currency transactions, and a net decrease in additional paid-in-capital. These reclassifications had no effect on net assets.

NOTE I

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment

46 | AB LONG/SHORT MULTI-MANAGER FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended May 31, 2017. As of July 6, 2017, the Fund no longer participates in the Facility.

NOTE J

Other

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the impact of the amendments and expects the adoption of final rules will be limited to additional financial statement disclosures.

NOTE K

Subsequent Event

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Other than the liquidating distribution discussed in Note A.8, management has determined that there are no other material events that would require disclosure in the Fund’s financial statements through this date.

abfunds.com	AB LONG/SHORT MULTI-MANAGER FUND | 47

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended May 31,		September 30, 2014(a) to May, 31, 2015
	2017	2016

Net asset value, beginning of period	$ 9.92	$ 10.48	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.14)	(.12)	(.12)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.62	(.28)	.60

Net increase (decrease) in net asset value from operations	.48	(.40)	.48

Less: Distributions
Distributions from net realized gain on investment transactions	(.50 )*	(.16)	– 0	–

Net asset value, end of period	$ 9.90	$ 9.92	$ 10.48

Total Return
Total investment return based on net asset value(d)	4.81%	(3.79)%	4.80%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$634	$1,010	$35
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)(f)	2.86%	3.11%	3.01	%^
Expenses, before waivers/reimbursements(e)(f)	5.49%	6.72%	6.65	%^
Net investment loss(c)	(1.48)%	(1.22)%	(1.81	)%^
Portfolio turnover rate	140%	146%	91%
Portfolio turnover rate (including securities sold short)	220%	203%	135%

*	Includes return of capital distributions of less than 1 cent a share

See footnote summary on page 55.

48 | AB LONG/SHORT MULTI-MANAGER FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended May 31,		September 30, 2014(a) to May 31, 2015
	2017	2016

Net asset value, beginning of period	$ 9.81	$ 10.42	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.22)	(.20)	(.17)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.61	(.25)	.59

Net increase (decrease) in net asset value from operations	.39	(.45)	.42

Less: Distributions
Distributions from net realized gain on investment transactions	(.50 )*	(.16)	– 0	–

Net asset value, end of period	$ 9.70	$ 9.81	$ 10.42

Total Return
Total investment return based on net asset value(d)	3.94%	(4.38)%	4.30%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$123	$129	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)(f)	3.60%	3.88%	3.66	%^
Expenses, before waivers/reimbursements(e)(f)	6.09%	7.58%	7.62	%^
Net investment loss(c)	(2.22)%	(2.02)%	(2.53	)%^
Portfolio turnover rate	140%	146%	91%
Portfolio turnover rate (including securities sold short)	220%	203%	135%

*	Includes return of capital distributions of less than 1 cent a share

See footnote summary on page 55.

abfunds.com	AB LONG/SHORT MULTI-MANAGER FUND | 49

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Year Ended May 31,		September 30, 2014(a) to May 31, 2015
	2017	2016

Net asset value, beginning of period	$ 9.96	$ 10.49	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.12)	(.11)	(.11)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.62	(.26)	.60

Net increase (decrease) in net asset value from operations	.50	(.37)	.49

Less: Distributions
Distributions from net realized gain on investment transactions	(.50 )*	(.16)	– 0	–

Net asset value, end of period	$ 9.96	$ 9.96	$ 10.49

Total Return
Total investment return based on net asset value(d)	4.89%	(3.49)%	5.00%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$31,050	$32,170	$32,013
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)(f)	2.60%	2.73%	2.67	%^
Expenses, before waivers/reimbursements(e)(f)	5.13%	6.03%	6.46	%^
Net investment loss(c)	(1.24)%	(1.13)%	(1.55	)%^
Portfolio turnover rate	140%	146%	91%
Portfolio turnover rate (including securities sold short)	220%	203%	135%

*	Includes return of capital distributions of less than 1 cent a share

See footnote summary on page 55.

50 | AB LONG/SHORT MULTI-MANAGER FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Year Ended May 31,		September 30, 2014(a) to May 31, 2015
	2017	2016

Net asset value, beginning of period	$ 9.88	$ 10.46	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.17)	(.16)	(.14)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.61	(.26)	.60

Net increase (decrease) in net asset value from operations	.44	(.42)	.46

Less: Distributions
Distributions from net realized gain on investment transactions	(.50 )*	(.16)	– 0	–

Net asset value, end of period	$ 9.82	$ 9.88	$ 10.46

Total Return
Total investment return based on net asset value(d)	4.42%	(3.99)%	4.60%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10	$10	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)(f)	3.10%	3.23%	3.17	%^
Expenses, before waivers/reimbursements(e)(f)	5.59%	6.53%	6.99	%^
Net investment loss(c)	(1.73)%	(1.63)%	(2.04	)%^
Portfolio turnover rate	140%	146%	91%
Portfolio turnover rate (including securities sold short)	220%	203%	135%

*	Includes return of capital distributions of less than 1 cent a share

See footnote summary on page 55.

abfunds.com	AB LONG/SHORT MULTI-MANAGER FUND | 51

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Year Ended May 31,		September 30, 2014(a) to May 31, 2015
	2017	2016

Net asset value, beginning of period	$ 9.92	$ 10.48	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.15)	(.14)	(.12)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.62	(.26)	.60

Net increase (decrease) in net asset value from operations	.47	(.40)	.48

Less: Distributions
Distributions from net realized gain on investment transactions	(.50 )*	(.16)	– 0	–

Net asset value, end of period	$ 9.89	$ 9.92	$ 10.48

Total Return
Total investment return based on net asset value(d)	4.71%	(3.79)%	4.80%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10	$10	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)(f)	2.85%	2.99%	2.92	%^
Expenses, before waivers/reimbursements(e)(f)	5.36%	6.26%	6.73	%^
Net investment loss(c)	(1.48)%	(1.38)%	(1.79	)%^
Portfolio turnover rate	140%	146%	91%
Portfolio turnover rate (including securities sold short)	220%	203%	135%

*	Includes return of capital distributions of less than 1 cent a share

See footnote summary on page 55.

52 | AB LONG/SHORT MULTI-MANAGER FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Year Ended May 31,		September 30, 2014(a) to May 31, 2015
	2017	2016

Net asset value, beginning of period	$ 9.96	$ 10.49	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.12)	(.11)	(.11)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.62	(.26)	.60

Net increase (decrease) in net asset value from operations	.50	(.37)	.49

Less: Distributions
Distributions from net realized gain on investment transactions	(.50 )*	(.16)	– 0	–

Net asset value, end of period	$ 9.96	$ 9.96	$ 10.49

Total Return
Total investment return based on net asset value(d)	4.89%	(3.49)%	5.00%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11	$10	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)(f)	2.60%	2.74%	2.67	%^
Expenses, before waivers/reimbursements(e)(f)	5.10%	5.99%	6.44	%^
Net investment loss(c)	(1.23)%	(1.13)%	(1.56	)%^
Portfolio turnover rate	140%	146%	91%
Portfolio turnover rate (including securities sold short)	220%	203%	135%

*	Includes return of capital distributions of less than 1 cent a share

See footnote summary on page 55.

abfunds.com	AB LONG/SHORT MULTI-MANAGER FUND | 53

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class Z
	Year Ended May 31,		September 30, 2014(a) to May 31, 2015
	2017	2016

Net asset value, beginning of period	$ 9.96	$ 10.49	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.12)	(.10)	(.11)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.62	(.27)	.60

Net increase (decrease) in net asset value from operations	.50	(.37)	.49

Less: Distributions
Distributions from net realized gain on investment transactions	(.50 )*	(.16)	– 0	–

Net asset value, end of period	$ 9.96	$ 9.96	$ 10.49

Total Return
Total investment return based on net asset value(d)	4.99%	(3.59)%	5.00%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10	$157	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)(f)	2.62%	2.91%	2.67	%^
Expenses, before waivers/reimbursements(e)(f)	5.54%	6.54%	6.38	%^
Net investment loss(c)	(1.20)%	(1.05)%	(1.55	)%^
Portfolio turnover rate	140%	146%	91%
Portfolio turnover rate (including securities sold short)	220%	203%	135%

*	Includes return of capital distributions of less than 1 cent a share

See footnote summary on page 55.

54 | AB LONG/SHORT MULTI-MANAGER FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived/reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The expense ratios presented below exclude expenses on securities sold short:

	Year Ended May 31,		September 30, 2014(a) to May 31, 2015
	2017	2016
Class A
Net of waivers/reimbursements	2.20%	2.24%	2.24	%^
Before waivers/reimbursements	4.82%	5.84%	5.89	%^
Class C
Net of waivers/reimbursements	2.95%	2.99%	2.99	%^
Before waivers/reimbursements	5.44%	6.69%	6.95	%^
Advisor Class
Net of waivers/reimbursements	1.95%	1.99%	1.99	%^
Before waivers/reimbursements	4.48%	5.29%	5.78	%^
Class R
Net of waivers/reimbursements	2.45%	2.49%	2.49	%^
Before waivers/reimbursements	4.94%	5.79%	6.31	%^
Class K
Net of waivers/reimbursements	2.19%	2.24%	2.24	%^
Before waivers/reimbursements	4.71%	5.52%	6.04	%^
Class I
Net of waivers/reimbursements	1.95%	1.99%	1.99	%^
Before waivers/reimbursements	4.45%	5.24%	5.77	%^
Class Z
Net of waivers/reimbursements	1.94%	1.99%	1.99	%^
Before waivers/reimbursements	4.86%	5.62%	5.71	%^

(f)	The Fund’s investments in affiliated underlying portfolios incur no direct expenses, but bear proportionate shares of the acquired fund fees (i.e., operating, administrative and investment advisory fee) of the affiliated underlying portfolios. The Adviser has voluntarily agreed to waive certain acquired fund fees and for the year ended May 31, 2017, such waiver amounted to .05% for the Fund.

^	Annualized.

See notes to financial statements.

abfunds.com	AB LONG/SHORT MULTI-MANAGER FUND | 55

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of AB Cap Fund, Inc. and the Shareholders of AB Long/Short Multi-Manager Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB Long/Short Multi-Manager Fund (the “Fund”), one of the funds constituting the AB Cap Fund, Inc., as of May 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period September 30, 2014 (commencement of operations) to May 31, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2017 by correspondence with the custodian/transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB Long/Short Multi-Manager Fund (one of the funds constituting the AB Cap Fund, Inc.) at May 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period September 30, 2014 (commencement of operations) to May 31, 2015, in conformity with U.S. generally accepted accounting principles.

New York, New York

July 28, 2017

56 | AB LONG/SHORT MULTI-MANAGER FUND	abfunds.com

2017 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the earnings of the Fund for the taxable period ended May 31, 2017. For individual shareholders, the Fund designates 100% of dividends paid as qualified dividend income. For corporate shareholders, 100% of dividends paid qualify for the dividends received deduction.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2018.

abfunds.com	AB LONG/SHORT MULTI-MANAGER FUND | 57

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Marc H. Gamsin(2), Vice President Greg Outcalt(2), Vice President	Joseph J. Mantineo, Treasurer and Chief Financial Officer Emilie D. Wrapp, Secretary Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2	The day-to-day management of, and investment decisions for, the Fund are made by its senior management team. Messrs. Gamsin and Outcalt are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

58 | AB LONG/SHORT MULTI-MANAGER FUND	abfunds.com

MANAGEMENT OF THE FUND

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 57 (2014)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	98	None

abfunds.com	AB LONG/SHORT MULTI-MANAGER FUND | 59

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr., ## Chairman of the Board 75 (2014)	Private Investor since prior to 2012. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership and venture capital investing experience, including five interim of full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves, on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	98	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin, ## 75 (2014)	Independent Consultant since prior to 2012. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such AB Funds from 2001-2008.	97	None

60 | AB LONG/SHORT MULTI-MANAGER FUND	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, ## 73 (2014)	Private Investor since prior to 2012. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	98	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2012

William H. Foulk, Jr., ## 84 (2014)	Investment Adviser and an Independent Consultant since prior to 2012. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	98	None

abfunds.com	AB LONG/SHORT MULTI-MANAGER FUND | 61

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
D. James Guzy, ## 81 (2014)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2012. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2012 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	95	None

Nancy P. Jacklin, ## 69 (2014)	Private Investor since prior to 2012. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	98	None

62 | AB LONG/SHORT MULTI-MANAGER FUND	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Carol C. McMullen, ## 61 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and nonprofit boards, and as a director or trustee of the AB Funds since June 2016.	98	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, ## 65 (2014)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995) where he was responsible for the accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees of the AB Funds since 2008.	98	None

64 | AB LONG/SHORT MULTI-MANAGER FUND	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Earl D. Weiner, ## 77 (2014)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	98	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the “1940 Act”, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

abfunds.com	AB LONG/SHORT MULTI-MANAGER FUND | 65

MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS*, AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 57	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 72	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Marc H. Gamsin 61	Vice President	Senior Vice President of the Adviser**, and Head and Co-Chief Investment Officer of its Alternative Investment Management Group with which he has been associated since prior to 2012.

Greg Outcalt 55	Vice President	Senior Vice President of the Adviser**, and Co-Chief Investment Officer of its Alternative Investment Management Group with which he has been associated since prior to 2012.

Emilie D. Wrapp 61	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2012.

Joseph J. Mantineo 58	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services (“ABIS”)**, with which he has been associated since prior to 2012.

Vincent S. Noto 52	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2012.

Phyllis J. Clarke 56	Controller	Vice President of ABIS**, with which she has been associated since prior to 2012.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at 1-(800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

66 | AB LONG/SHORT MULTI-MANAGER FUND	abfunds.com

Information Regarding the Review and Approval of the Fund’s Advisory Agreement and Sub-Advisory Agreements

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the continuance of (i) the Company’s Advisory Agreement with the Adviser in respect of AB Long/Short Multi-Manager Fund (the “Fund”) and (ii) each Sub-Advisory Agreement (each a “Sub-Advisory Agreement” and, collectively with the Advisory Agreement, the “Advisory Contracts”) between the Adviser and each of the sub-advisers (each a “Sub-Adviser”) listed below, in respect of the Fund at a meeting held on May 2-4, 2017 (the “Meeting”).

•	Passport Capital, LLC

•	Impala Asset Management LLC

•	Lyrical Asset Management LP

•	Sirios Capital Management, L.P.

•	Kynikos Associates LP

Prior to approval of the continuance of the Advisory Contracts, the directors had requested from the Adviser and the Sub-Advisers, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Contracts with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer), who acted as their independent fee consultant, of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuances in private sessions with counsel and the Company’s Senior Officer. The directors noted that they had approved the liquidation and termination of the Fund at the Meeting, and that they were approving continuance of the Advisory Contracts only until the Fund is terminated.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund. The directors also receive an annual presentation from each Sub-Adviser addressing the Sub-Adviser’s services to the Fund.

abfunds.com	AB LONG/SHORT MULTI-MANAGER FUND | 67

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund, and the overall arrangements (i) between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee and (ii) between the Adviser and each Sub-Adviser, as provided in the relevant Sub-Advisory Agreement, including the sub-advisory fee payable by the Adviser to the Sub-Adviser, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors considered both the investment advisory services and the other non-advisory services outlined with specificity in the Advisory Agreement that are provided to the Fund by the Adviser. They also noted the professional experience and qualifications of the Adviser’s personnel who oversee the Sub-Advisers, other members of the investment team and other senior personnel of the Adviser. The directors noted that the Advisory Agreement, unlike the advisory agreements for most of the other AB Funds, does not provide for reimbursement to the Adviser of the Adviser’s costs of providing administrative and accounting services for the Fund. These services are covered by the advisory fee.

The directors noted that the Fund generally uses a “manager of managers” structure (the “Manager of Managers Structure”), and that the Adviser and the Company have received an exemptive order from the SEC that permits the Adviser, with respect to the Fund, to enter into sub-advisory agreements with sub-advisers when the Adviser proposes to replace or add a sub-adviser, or to materially amend a sub-advisory agreement, in each case, subject to approval of the directors and without shareholder approval. Under the Manager of Managers Structure the Adviser provides general management services to the Fund, including the assumption of overall supervisory responsibility for the general management and investment of the Fund’s assets, and subject to review and approval of the directors, (i) sets the Fund’s overall investment strategies, (ii) evaluates, selects, and recommends sub-advisers to manage all or a portion of the Fund’s assets (a “sleeve”), (iii) allocates and, when appropriate, reallocates the Fund’s

68 | AB LONG/SHORT MULTI-MANAGER FUND	abfunds.com

assets among sub-advisers, and (iv) monitors and evaluates the sub-advisers’ performance. The Adviser may also cause the Fund to invest its assets in shares of other investment companies.

The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors also reviewed information regarding the Adviser’s compliance and operational models for the Fund that address the allocation of responsibilities among the Adviser, the Sub-Advisers and a third party administrator, including, but not limited to, investment analytics, risk management and compliance. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2015 and 2016 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. With respect to soft dollar arrangements, the directors recognized that since the Sub-Advisers of the Fund place trading orders, benefits of

abfunds.com	AB LONG/SHORT MULTI-MANAGER FUND | 69

soft dollar arrangements in respect of the Fund normally accrue to the Sub-Advisers rather than the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by an analytical service that is not affiliated with the Adviser (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a peer group and a peer universe, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-year period ended February 28, 2017, and (in the case of comparisons with the broad-based securities market index) the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fee and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates paid by other funds in the same category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors considered the Fund’s contractual advisory fee rate against a peer group median.

The directors also considered the Adviser’s fee schedule for institutional clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Company’s Senior Officer and noted the differences between the Fund’s fee schedule, on the one hand, and the institutional fee schedule and the schedule of fees charged to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, as well as the difference in fee structure, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

70 | AB LONG/SHORT MULTI-MANAGER FUND	abfunds.com

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded, based on the Adviser’s explanation of how it may use ETFs when they are the most cost effective way to obtain desired exposures for a fund or to temporarily “equitize” cash inflows pending purchases of underlying securities, that the advisory fee for the Fund would be paid for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

The directors considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the effects of any fee waivers and/or expense reimbursements as a result of the Adviser’s expense cap. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Approval of Sub-Advisory Agreements

Nature, Extent and Quality of Services Provided and Performance

In determining to approve the continuance of each Sub-Advisory Agreement, the directors relied to a significant extent on the due diligence review performed by the Adviser to develop a recommendation to the directors for each Sub-Adviser to continue to serve as a sub-adviser. The directors also reviewed extensive materials concerning each Sub-Adviser. The directors’ review of each Sub-Adviser and the nature and quality of the services provided by it covered, among other things: (i) the Sub-Adviser’s operations and principal business activities, services provided by the Sub-Adviser and senior and professional personnel who perform services for the Fund, (ii) investment advisory services provided by the Sub-Adviser to the Fund, (iii) the Sub-Adviser’s compliance structure and program, and (iv) performance of the Sub-Adviser’s sleeve(s), if any, and of any similar accounts managed by the Sub-Adviser.

Cost of Services Provided and Profitability

The directors considered the amount and competitiveness of the sub-advisory fee payable to each Sub-Adviser, noting that such fee had been negotiated by the Adviser (which is not affiliated with the

abfunds.com	AB LONG/SHORT MULTI-MANAGER FUND | 71

Sub-Adviser) and was payable by the Adviser out of the advisory fee paid to the Adviser by the Fund. They also considered profitability information that the Adviser obtained from the Sub-Advisers.

Economies of Scale

The directors noted that the advisory and sub-advisory fee schedules for the Fund do not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser and the Sub-Advisers across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser or sub-adviser and to the economies of scale that an adviser or a sub-adviser may realize in its overall mutual fund or asset management business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory and sub-advisory agreements for many funds do not have breakpoints at all. The directors considered the Fund’s assets (which were well below the level at which they would anticipate adding an initial breakpoint) and its profitability (currently unprofitable) and concluded, in light of the Adviser’s proposal to terminate the Fund, that no further action with respect to breakpoints was appropriate at this time.

72 | AB LONG/SHORT MULTI-MANAGER FUND	abfunds.com

This page is not part of the Shareholder Report or the Financial Statements

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

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Growth Fund

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US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund1

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund1

Tax-Managed International Portfolio

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

International Growth Fund

INTERNATIONAL/ GLOBAL VALUE

Asia ex-Japan Equity Portfolio

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FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

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ALTERNATIVES

All Market Real Return Portfolio

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Select US Long/Short Portfolio

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MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio1

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Wealth Appreciation Strategy

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

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Multi-Manager Select 2035 Fund

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Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

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We also offer Government Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to November 1, 2016, Sustainable Global Thematic Fund was named Global Thematic Growth Fund; prior to January 9, 2017, Relative Value Fund was named Growth & Income Fund; prior to April 17, 2017, Tax-Managed All Market Income Portfolio was named Tax-Managed Balanced Wealth Strategy; prior to April 24, 2017, All Market Total Return Portfolio was named Balanced Wealth Strategy.

abfunds.com	AB LONG/SHORT MULTI-MANAGER FUND | 73

NOTES

74 | AB LONG/SHORT MULTI-MANAGER FUND	abfunds.com

AB LONG/SHORT MULTI-MANAGER FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

LSMM-0151-0517

MAY    05.31.17

ANNUAL REPORT

AB MULTI-MANAGER

ALTERNATIVE STRATEGIES FUND

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Multi-Manager Alternative Strategies Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND | 1

ANNUAL REPORT

July 17, 2017

This report provides management’s discussion of fund performance for AB Multi-Manager Alternative Strategies Fund for the annual reporting period ended May 31, 2017.

At a meeting held on May 2-4, 2017, the Board of Directors of AB Cap Fund, Inc. (the “Board”) approved the liquidation and termination of the Fund, and notice of the liquidation was sent to Fund shareholders shortly thereafter. Liquidating distributions were sent on or about July 14, 2017 to shareholders of the Fund who did not redeem their shares prior to that date.

The investment objective of the Fund is to seek long-term capital appreciation.

NAV RETURNS AS OF MAY 31, 2017 (unaudited)

	6 Months	12 Months
AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND
Class A Shares	4.79%	5.96%
Class C Shares	4.39%	5.25%
Advisor Class Shares[1]	4.75%	6.13%
Class R Shares[1]	4.56%	5.74%
Class K Shares[1]	4.78%	6.06%
Class I Shares[1]	4.87%	6.25%
Class Z Shares[1]	4.86%	6.24%
BofA ML 3-Month US T-Bill Index	0.26%	0.44%
HFRX Global Hedge Fund Index	3.22%	5.98%

1	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its benchmark, the Bank of America Merrill Lynch (“BofA ML”) 3-Month US Treasury Bill (“T-Bill”) Index, for the six- and 12-month periods ended May 31, 2017. Also included in the table is the performance of the HFRX Global Hedge Fund Index.

Over the 12-month period, all share classes of the Fund outperformed its benchmark, while all share classes except Class A, C and R shares

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outperformed the HFRX Global Hedge Fund Index, before sales charges. The Special Situations Strategy was the top performing investment strategy (a “Strategy”) over the period, in absolute terms. All investment sub-advisers (each a “Sub-Adviser”) in the Strategy had solid performance driven by event-driven names, residential mortgage-backed security positions and merger-arbitrage opportunities. The Credit Strategy also contributed positive absolute returns. The Fund’s opportunistic Credit Sub-Adviser benefitted from the narrowing of high-yield spreads, in addition to security selection. The Long/Short Equity Strategy had positive performance, although it trailed the broader equity markets. Sub-Adviser performance within the Strategy was mixed. Leaders in the Strategy were the Fund’s Sub-Adviser focused on deep-value stocks as well as the Sub-Adviser focused on cyclical stocks with concentration in the materials sector. The Fund’s short-only Sub-Adviser was the largest detractor from performance. The Global Macro Strategy also detracted.

During the six-month period, all share classes of the Fund outperformed its benchmark and the HFRX Global Hedge Fund Index, before sales charges. The Special Situations Strategy contributed the most to absolute performance, with all Sub-Advisers in the Strategy producing positive returns. The Credit Strategy, which benefitted from narrowing high-yield spreads as well as Sub-Adviser security selection, also added to absolute returns. Long/Short Equity contributed, but Sub-Advisers within the Strategy were mixed. Lastly, the Global Macro Strategy detracted from performance.

The Fund utilized derivatives in the form of forwards, purchased and written options and written swaptions for hedging and investment purposes. Futures, total return swaps, interest rate swaps and credit default swaps were used for investment purposes. During the 12-month period, variance swaps for investment purposes detracted, in absolute terms. For both periods, forwards, futures, interest rate swaps, credit default swaps and purchased options detracted, while written options added. Total return swaps and written swaptions added for the six-month period, but detracted for the 12-month period.

MARKET REVIEW AND INVESTMENT STRATEGY

Over the 12-month period ended May 31, 2017, global stocks posted strong returns despite several pullbacks along the way. In fixed-income markets, global bonds generally increased in absolute terms while global high yield was a standout performer. Political events took center stage in both equity and fixed-income markets during the period. Donald Trump’s win in the US presidential election, the UK’s decision to leave the European Union (“Brexit”), and newcomer Emmanuel Macron’s presidential victory in France all influenced investor sentiment. While Trump’s win was initially embraced by financial markets, policy uncertainty and White House turmoil roiled markets at times. Meanwhile, in the UK, investors were taken aback when Prime Minister Theresa May called for a snap parliamentary election

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three years ahead of schedule. At the other end of the spectrum, some geopolitical risk receded from the market upon the victory of centrist, pro-European Union candidate Macron. Markets, especially in Europe, rallied on the news. Diverging central bank policies also played a role. European central banks generally maintained an easing bias, especially in the wake of Brexit, when the Bank of England cut rates to an historic low. In contrast, the US Federal Reserve raised interest rates for the second and third time since the financial crisis in 2008, in moves widely expected by markets.

The six-month period saw strong gains in both equity and fixed-income markets. This period encompassed the post-US election environment and was heavily influenced by headlines from the Trump administration. US stocks trailed global stocks on a relative basis, while credit and high yield outperformed treasuries. The Fund’s Credit Sub-Adviser benefitted significantly from the high yield rally over both periods. The Fund also benefitted from a focus on merger-arbitrage and other event-driven strategies, as well as residential mortgage-backed security markets during both periods. Rising equity markets with increased security dispersion provided positive opportunities for the Fund’s Sub-Advisers; however, the surprise outcome of the US presidential election posed challenges for the Fund’s Global Macro Sub-Adviser.

INVESTMENT POLICIES

The Fund seeks to achieve its investment objective primarily by allocating its assets among non-traditional and alternative investment strategies (the “Strategies”). In order to implement the Strategies, the Adviser will allocate the Fund’s assets among multiple investment Sub-Advisers that the Adviser believes have substantial experience managing one or more Strategies.

The Adviser allocates the Fund’s assets principally among the following types of Strategies: (i) long/short equity, (ii) special situations, (iii) credit and (iv) global macro. The Adviser generally allocates the Fund’s assets among a variety of Sub-Advisers, seeking to gain exposure across various Strategies, but may focus the Fund’s investments in particular Strategies in order to take advantage of perceived investment opportunities or based on its current market outlook.

Strategies

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Long/Short Equity: A long/short equity strategy typically involves buying and/or selling securities believed to be significantly under- or overpriced by the market in relation to their potential value. A Sub-Adviser employing a long/short equity strategy generally will seek to buy securities in the expectation that they will increase in value (called “going long”) and sell securities short in the expectation that

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they will decrease in value (called “going short”). Long/short equity Sub-Advisers may invest in one or more countries, including developed and emerging-market countries, and may specialize in a specific sector, industry or market capitalization. Many long/short equity Sub-Advisers hedge portfolios through the use of short sales and/or the use of index options and futures and other derivative products. When the Fund sells securities short, it sells a stock that it does not own (but has borrowed) at its current market price in anticipation that the price of the stock will decline. To complete, or close out, the short sale transaction, the Fund buys the same stock in the market at a later date and returns it to the lender.

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Special Situations: Special situations strategies seek to take advantage of information inefficiencies resulting from a particular corporate or market event or situation. A Sub-Adviser employing a special situations strategy will take positions in companies that are or are expected to become the subject of takeovers, liquidations, bankruptcies, tender offers, buybacks, spinoffs, exchange offers, mergers, other types of corporate reorganizations, litigation, or substantial financial or operational stress, or to be affected by regulatory or legislative changes, in the hope of profiting on results from the specific event. The goal of a special situations investment strategy is to profit when the price of a security changes to reflect more accurately the likelihood and potential impact of the occurrence, or non-occurrence, of the anticipated event. The prices of securities of the companies involved in these events are typically influenced by the dynamics of the particular event or situation. For example, the result and timing of factors such as legal decisions and deal negotiations are a key element in the success of any special situations discipline. A Sub-Adviser employing a special situations strategy may take an active role in determining the outcome of an event. Often, special situations Sub-Advisers rely on fundamental research that extends beyond the evaluation of the issues affecting a single company to include an assessment of the legal and structural issues surrounding an extraordinary event or transaction. The Fund’s assets are expected to be allocated among Sub-Advisers that focus on a variety of special situations strategies, thereby effectively allocating capital between merger arbitrage, distressed securities, restructurings and other areas of focus for special situations strategies. Sub-Advisers employing a special situations approach may employ a broad range of investment strategies and techniques to attempt to take advantage of specific events (for example, by using a long/short strategy driven by events), and may do so through almost any type of security or instrument, including investments in equities, fixed-income securities, currencies, commodities and other financial instruments.

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Credit: A Sub-Adviser that employs credit strategies generally invests in a variety of fixed-income and other securities, including bonds (corporate and government), bank debt, asset-backed financial instruments, mortgage-backed securities and mezzanine and distressed securities. This strategy also includes opportunistic trading and investing in securities of distressed companies and high-yield securities (also known as “junk bonds”). The Fund may be invested in various credit strategies that involve being long and short different financial instruments, and the credits involved will range from high-grade to high-yield and distressed debt.

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Global Macro: Global macro strategies aim to identify and exploit imbalances in global economies and assets classes. Though encompassing many approaches and styles, macro strategies are linked by the utilization of macroeconomic and technical market factors, rather than “bottom-up” individual security analysis, as the primary basis for management. A Sub-Adviser using a global macro strategy generally may invest in all major markets—equities, bonds, currencies and commodities—though not always at the same time, and will typically use leverage in its investment strategy in the form of short sales, swaps, options and other derivative instruments. Global macro strategies may involve speculative trading in commodity futures contracts, options on such contracts or forward contracts. Some Sub-Advisers using a global macro approach will base their investments on their fundamental determinations of market conditions and market evolutions (the discretionary approach), while others will use quantitative or pre-defined rules to do so (the systematic approach).

The Adviser intends to hire and terminate Sub-Advisers in accordance with the terms of an exemptive order that the Fund and the Adviser have received from the Securities and Exchange Commission. This order permits the Adviser, subject to the supervision and approval by the Board, to enter into Sub-Advisery agreements with Sub-Advisers, and to materially amend or terminate those agreements, in each case without seeking the approval of the Fund’s shareholders. The Sub-Advisers will not be affiliated with the Adviser.

The Adviser allocates the Fund’s assets to the Sub-Advisers but may from time to time manage a portion of the Fund’s assets directly. The Adviser may cause the Fund to invest in securities, options, futures, options on futures, swap contracts, or other derivatives or financial instruments.

The Fund’s principal investments may include: equity securities; including common and preferred stocks, convertible securities, rights and

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warrants and depositary receipts; fixed-income and/or floating rate securities, including debt issued by corporations, debt issued by governments

(including the US and foreign governments), their agencies, instrumentalities, sponsored entities, and political subdivisions, notes, debentures, debt participations, convertible bonds, non-investment grade securities (commonly known as “junk bonds”), and bank loans (including senior secured loans) and other direct indebtedness; mortgage-backed and other mortgage-related securities, asset-backed securities, municipal securities, to be announced securities, and custodial receipts; currencies; and restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933.

The Fund’s investments may be publicly traded or privately issued or negotiated. The Fund may invest without restriction as to issuer capitalization, country, currency, maturity or credit rating. The Fund’s investments may include securities of US and foreign issuers, including securities of issuers in emerging countries and securities denominated in a currency other than the US dollar. From time to time, the Fund may invest in shares of companies through initial public offerings.

The Fund expects to use derivatives, such as options, futures, forwards and swaps, to a significant extent. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a quicker and more efficient way to alter the Fund’s exposure. For example, Sub-Advisers utilizing a long/short strategy may use various types of derivatives to take both a long and short position in securities or market segments. The Sub-Advisers or the Adviser may use derivatives to effectively leverage the Fund by creating aggregate exposure substantially in excess of the Fund’s net assets.

The Fund also may, from time to time, make investments in public investment vehicles, including other investment companies (including registered investment companies, which may be advised by the Adviser or an affiliate of the Adviser), exchange-traded funds, European registered investment funds, real estate investment trusts (“REITs”), private investment funds, and partnership interests, including master limited partnerships.

The Fund may seek to gain exposure to physical commodities traded in the commodities markets through investments in a variety of derivative instruments, including investments in commodity index-linked notes. The Fund may seek to gain exposure to commodities and commodities-related instruments and derivatives primarily through

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investments in AB Multi-Manager Alternative Strategies Fund (Cayman) Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary will be advised by the Adviser and will have the same investment objective and substantially similar investment policies and restrictions as the Fund except that the Subsidiary, unlike the Fund, will be able to invest, without limitation, in commodities and commodities-related instruments. The Fund will be subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests, to the extent of its investment in the Subsidiary. The Fund will limit its investment in the Subsidiary to no more than 25% of its total assets. Any investment in the Subsidiary is expected to provide the Fund with commodity exposure within the limitations of federal tax requirements that apply to the Fund.

The Fund is considered to be “non-diversified,” which means that the Investment Company Act of 1940, as amended (the “1940 Act”), does not limit the percentage of its assets that it may invest in any one company (subject to certain limitations under the Internal Revenue Code of 1986, as amended).

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DISCLOSURES AND RISKS

Benchmark Disclosure

The BofA ML 3-Month US T-Bill Index and the HFRX Global Hedge Fund Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio (although the HFRX Global Hedge Fund Index reflects the fees and expenses of its hedge fund constituents). The BofA ML US 3-Month T-Bill Index measures the performance of US Treasury securities maturing in 90 days. The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset-weighted, based on the distribution of assets in the hedge fund industry. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond, currency or commodity markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, because of economic changes or other events that affect large portions of the market. Market risk includes the risk that a particular Strategy may underperform the market generally.

Allocation and Management Risk: The Adviser will invest the assets of the Fund primarily by allocating Fund assets to the Sub-Advisers. The success of the Fund depends, in part, upon the ability of the Sub-Advisers to develop and implement Strategies to achieve the Fund’s investment objective. There is no assurance that the Adviser’s allocation decisions will result in the desired effects. Subjective decisions made by the Adviser (e.g., with respect to allocation among Strategies) and/or the Sub-Advisers may cause the Fund to incur losses or to miss profit opportunities on which it might otherwise have capitalized. The success of the Fund’s investment program depends primarily on the trading and investing skills of the Sub-Advisers rather than on the trading and investing skills of the Adviser itself. To the extent that the Adviser is unable to select, manage, allocate appropriate levels of capital to, and invest with Sub-Advisers that, in the aggregate, are able to produce consistently positive returns for the Fund, the performance of the Fund may be impaired.

Some Sub-Advisers may have little experience managing registered investment companies which, unlike the private investment funds these Sub-Advisers tend to manage, are subject to daily inflows and outflows of investor cash and are subject to certain legal and tax-related restrictions

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DISCLOSURES AND RISKS (continued)

on their investments and operations. Subject to the overall supervision of the Fund’s investment program by the Adviser, each Sub-Adviser is responsible, with respect to the portion of the Fund’s assets it manages, for compliance with the Fund’s investment strategies and applicable law.

Strategies implemented by the Sub-Advisers may fail to produce the intended results. The success of a particular Sub-Adviser is dependent on the expertise of its portfolio managers. Certain Sub-Advisers may have only one or a limited number of key individuals responsible for managing the Fund’s assets. The loss of one or more key individuals from a Sub-Adviser could have a materially adverse effect on the performance of the Fund.

Counterparty Risk: The Fund is expected to establish relationships with third parties to engage in derivative transactions and obtain prime and other brokerage services that permit the Fund to trade in any variety of markets or asset classes. If the Fund is unable to establish or maintain such relationships, such inability may limit the Fund’s transactions and trading activity, prevent it from trading at optimal rates and terms, and result in losses.

Some of the markets in which the Fund may effect transactions are not “exchange-based,” including “over-the-counter” or “interdealer” markets. The participants in these markets are typically not subject to the credit evaluation and regulatory oversight to which members of “exchange-based” markets are subject. This exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions. Such “counterparty risk” is heightened for contracts with longer maturities where events may intervene to prevent settlement, or where the Fund has concentrated its transactions with a single or small group of counterparties. Furthermore, there is a risk that any of the Fund’s counterparties could become insolvent and/or the subject of insolvency proceedings. If one or more of the Fund’s counterparties were to become insolvent or the subject of insolvency proceedings, there exists the risk that the recovery of the Fund’s assets from the counterparty will be delayed or be of a value less than the value of the assets originally entrusted to the counterparty.

Hedging Transactions Risk: The Fund may invest in securities and utilize financial instruments to seek to hedge fluctuations in the values of the Fund’s positions. However, hedging transactions will typically limit the opportunity for gain if the value of such positions should increase, and may not work as intended and actually compound losses. It may not be possible to hedge against certain price fluctuations at a reasonable cost. The Fund generally is not required to enter into hedging transactions and may choose not to do so.

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DISCLOSURES AND RISKS (continued)

Short Sales Risk: The Fund may engage in short-selling, which involves the sale of a security that the Fund does not own in the hope of purchasing the same or equivalent security at a later date at a lower price. A short sale involves the risk of an increase in the market price of the security, and therefore the possibility of a theoretically unlimited loss. The Fund must borrow the security to initiate the short sale, and it may be difficult and costly to effect the purchase of the security in order to return it to the lender, particularly if the security is illiquid. The Fund may for a number of reasons be forced to unwind a short sale at a disadvantageous price.

Volatility Risk: The Fund will frequently be subject to substantial volatility, which could result from a number of causes. Furthermore, there is the risk that a disproportionate share of the Fund’s assets may be committed to one or more investment strategies or techniques, which would result in less diversification than would be suggested by the number of Sub-Advisers being employed. The allocation of Fund assets to Sub-Advisers in response to particular market conditions could increase volatility and potential for loss if such market conditions continue to worsen or react in a manner not anticipated by the Adviser.

Portfolio Turnover Risk: Certain Sub-Advisers may invest and trade securities on the basis of certain short-term market considerations. The resultant high portfolio turnover could potentially involve substantial brokerage commissions and fees.

Special Situations Investment Risk: Special situations investing requires a Sub-Adviser to make predictions about the likelihood that an event will occur and the impact such event will have on the value of a company’s securities. If the event fails to occur or it does not have the effect foreseen, losses can result.

Fixed-Income Securities Risk: The Fund may invest in debt or other fixed-income securities of US and non-US issuers. The value of fixed-income securities will change in response to fluctuations in interest rates and changes in market perception of the issuer’s creditworthiness or other factors. The Fund may invest to a substantial degree in debt securities rated below investment grade, otherwise known as high-yield securities or “junk bonds.” High-yield securities may rank junior to other outstanding securities and obligations of the issuer. Moreover, high-yield securities may not be protected by financial covenants or limitations on additional indebtedness. Companies that issue high-yield securities are often highly leveraged and may not have available to them more traditional methods of financing. High-yield securities face ongoing uncertainties and exposure to adverse business, financial or economic conditions that could lead to the issuer’s inability to meet timely interest and principal payments.

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DISCLOSURES AND RISKS (continued)

Distressed Investments Risk: The Fund may invest in companies that are in poor financial condition, lack sufficient capital or that are involved in bankruptcy or reorganization proceedings. Securities and obligations of such distressed companies often trade at a discount to the expected enterprise value that could be achieved through a restructuring and an investor in such securities is exposed to risk that a restructuring will not occur, or will occur on unfavorable terms. Debt obligations of distressed companies are typically unrated, lower-rated or close to default. Securities of distressed companies are generally more likely to become worthless than securities of more financially stable companies.

Derivative Instruments Risk: The Fund may enter into options, futures, forwards, swaps and other derivative instrument contracts. Derivative instruments may be subject to various types of risks, including market risk, liquidity risk, the risk of nonperformance by the counterparty, including risks relating to the financial soundness and creditworthiness of the counterparty, legal risk and operations risk. The prices of derivative instruments can be highly volatile. Depending on the nature of the derivative, price movements may be influenced by interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies.

Small Capitalization and Recently Organized Companies Risk: Fund assets may be exposed, long and short, to securities of small-capitalization companies and recently organized companies. Historically, such securities have been more volatile in price than those of larger capitalized, more established companies. These companies may have limited product lines, distribution channels and financial and managerial resources. Further, there is often less publicly available information concerning such companies than for larger, more established businesses. The equity securities of small-capitalization companies may be traded in volumes that are lower than are typical of larger company securities.

Non-US Investments Risk: The Fund may invest in securities of non-US companies and foreign countries. Investing in the securities of such companies and countries involves political and economic considerations, such as: the potential difficulty of repatriating funds, general social, political and economic instability and adverse diplomatic developments; the possibility of imposition of withholding or other taxes on income or capital gains; the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; and certain government policies that may restrict the Fund’s investment opportunities. The economies of non-US countries

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DISCLOSURES AND RISKS (continued)

may differ favorably or unfavorably from the United States economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, asset reinvestment, resource self-sufficiency and balance of payments position. In addition, accounting and financial reporting standards that prevail in non-US countries generally are not equivalent to US standards and, consequently, less information may be available to investors in companies located in non-US countries than is available to investors in companies located in the United States.

Currency Risk: The Fund may invest a portion of its assets in instruments denominated in currencies other than the US dollar, the prices of which are determined with reference to currencies other than the US dollar. The Fund, however, generally values its securities and other assets in US dollars. To the extent unhedged, the value of the Fund’s assets will fluctuate with currency exchange rates as well as with the price changes of the Fund’s investments. Thus, an increase in the value of the US dollar compared to the other currencies in which the Fund makes its investments will reduce the effect of increases and magnify the effect of decreases in the prices of the Fund’s securities in their local markets. The Fund may utilize financial instruments such as currency options and forward contracts to hedge currency fluctuations, but there can be no assurance that such hedging transactions (if implemented) will be effective.

Emerging Market Risk: Investment in emerging-market securities involves a greater degree of risk than investment in securities of issuers based in developed countries. Among other things, emerging-market securities investments may carry the risks of less publicly available information, more volatile markets, less strict securities market regulation, less favorable tax provisions, and a greater likelihood of severe inflation, unstable currency, war and expropriation of personal property than investments in securities of issuers based in developed countries.

Undervalued Securities Risk: The Fund may make certain investments in securities that the Sub-Advisers believe to be undervalued. However, there are no assurances that the securities will in fact be undervalued. In addition, it may take a substantial period of time before the securities realize their anticipated value, and such securities may never appreciate to the level anticipated by the Sub-Advisers.

Quantitative Investment Risk: Certain Sub-Advisers may attempt to execute strategies for the Fund using proprietary quantitative models. Investments selected using these models may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems and/or software issues). There is no guarantee

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DISCLOSURES AND RISKS (continued)

that a Sub-Adviser’s use of quantitative models will result in effective investment decisions for the Fund. The success of a Sub-Adviser’s quantitative investment models is heavily dependent on the mathematical models used by the Sub-Adviser. Models that have been formulated on the basis of past market data may not be predictive of future price movements. Models also may have hidden biases or exposure to broad structural or sentiment shifts. Furthermore, the effectiveness of such models tends to deteriorate over time as more traders seek to exploit the same market inefficiencies through the use of similar models.

Commodities-Related Investments Risk: To the extent the Fund invests in commodities or instruments whose performance is linked to the price of an underlying commodity or commodity index, the Fund will be subject to the risks of investing in commodities, including regulatory, economic and political developments, weather events and natural disasters and market disruptions. Commodities and commodity-linked investments may be less liquid than other investments.

Subsidiary Risk: The Fund may invest in certain commodities and commodity-related investments through a wholly owned subsidiary organized in the Cayman Islands. The Fund will not invest more than 25% of its managed assets through the Subsidiary. It is not anticipated that the Subsidiary will be registered under the 1940 Act. As an investor in the Subsidiary, the Fund would not have all of the protections offered to investors by the 1940 Act. The Fund will be subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests, to the extent of its investment in the Subsidiary.

Multi-Manager Risk: The multi-manager strategy employed by the Fund involves special risks, which include:

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Offsetting Positions. Sub-Advisers may make investment decisions which conflict with each other; for example, at any particular time, one Sub-Adviser may be purchasing shares of an issuer whose shares are being sold by another Sub-Adviser. Consequently, the Fund could indirectly incur transaction costs without accomplishing any net investment result.

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Proprietary Investment Strategy Risk. Sub-Advisers may use proprietary or licensed investment strategies that are based on considerations and factors that are not fully disclosed to the Board or the Adviser. Moreover, these proprietary or licensed investment strategies, which may include quantitative mathematical models or systems, may be changed or refined over time. A Sub-Adviser (or the licensor of the strategies used by the Sub-Adviser) may make certain changes to the strategies the Sub-Adviser has previously used, may not use such strategies at all (or the

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DISCLOSURES AND RISKS (continued)

Sub-Adviser’s license may be revoked), and may use additional strategies, where such changes or discretionary decisions, and the reasons for such changes or decisions, are also not fully disclosed to the Board or the Adviser. These strategies may involve risks under some market conditions that are not anticipated by the Adviser or the Fund.

Non-Diversification Risk: The Fund is a “non-diversified” investment company, which means that the Fund may invest a larger portion of its assets in a smaller number of issuers than a diversified investment company. This increases the risks of investing in the Fund because the performance of each security in which the Fund invests has a greater impact on the Fund’s performance. To the extent that the Fund invests a relatively high percentage of its assets in securities of a limited number of companies, the Fund may also be more susceptible than a diversified investment company to any single economic, political or regulatory occurrence.

Leverage Risk: Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment by attempting to enhance return or value without increasing the investment amount. Leverage can magnify the effects of changes in the value of the Fund’s investments and make the Fund more volatile. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

Mortgage-Related Securities Risk: In the case of investments in mortgage-related securities, a loss could be incurred if the collateral backing these securities is insufficient.

Real Estate Related Securities Risk: The Fund may invest in real estate related securities and may indirectly invest in real assets, such as real estate, natural resources and commodities, and infrastructure assets. Investing in real estate related securities includes, among others, the following risks: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on

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DISCLOSURES AND RISKS (continued)

and variations in rents; and changes in interest rates. Investments in real assets involve a substantial degree of risk, including significant financial, operating and competitive risks. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs are dependent upon management skills, are not diversified, and are often subject to heavy cash flow dependency, default by borrowers and self-liquidation.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

7/31/20141 TO 5/31/2017

This chart illustrates the total value of an assumed $10,000 investment in AB Multi-Manager Alternative Strategies Fund Class A shares (from 7/31/20141 to 5/31/2017) as compared to the performance of the Fund’s benchmark and the HFRX Global Hedge Fund Index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

1	Inception date: 7/31/2014.

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HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2017 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	5.96%	1.42%
Since Inception[1]	1.71%	0.17%
CLASS C SHARES
1 Year	5.25%	4.26%
Since Inception[1]	0.96%	0.96%
ADVISOR CLASS SHARES[2]
1 Year	6.13%	6.13%
Since Inception[1]	1.91%	1.91%
CLASS R SHARES[2]
1 Year	5.74%	5.74%
Since Inception[1]	1.42%	1.42%
CLASS K SHARES[2]
1 Year	6.06%	6.06%
Since Inception[1]	1.71%	1.71%
CLASS I SHARES[2]
1 Year	6.25%	6.25%
Since Inception[1]	1.91%	1.91%
CLASS Z SHARES[2]
1 Year	6.24%	6.24%
Since Inception[1]	1.91%	1.91%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 3.53%, 4.33%, 3.32%, 3.70%, 3.49%, 3.18% and 3.18% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of expenses associated with securities sold short, acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs to 2.24%, 2.99%, 1.99%, 2.49%, 2.24%, 1.99% and 1.99% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. These waivers/reimbursements may not be terminated before September 30, 2017. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Inception date: 7/31/2014.

2	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

18 | AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	abfunds.com

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

JUNE 30, 2017 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	2.11%
Since Inception[1]	0.13%
CLASS C SHARES
1 Year	4.80%
Since Inception[1]	0.89%
ADVISOR CLASS SHARES[2]
1 Year	6.78%
Since Inception[1]	1.86%
CLASS R SHARES[2]
1 Year	6.28%
Since Inception[1]	1.34%
CLASS K SHARES[2]
1 Year	6.61%
Since Inception[1]	1.62%
CLASS I SHARES[2]
1 Year	6.90%
Since Inception[1]	1.86%
CLASS Z SHARES[2]
1 Year	6.24%
Since Inception[1]	1.64%

1	Inception date: 7/31/2014.

2	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND | 19

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

20 | AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	abfunds.com

EXPENSE EXAMPLE (continued)

	Beginning Account Value December 1, 2016	Ending Account Value May 31, 2017	Expenses Paid During Period*	Annualized Expense Ratio*	Effective Expenses Paid During Period+	Effective Annualized Expense Ratio+
Class A
Actual	$1,000	$1,047.90	$16.13	3.16%	$16.39	3.21%
Hypothetical**	$1,000	$1,009.17	$15.83	3.16%	$16.08	3.21%
Class C
Actual	$1,000	$1,043.90	$18.70	3.67%	$18.96	3.72%
Hypothetical**	$1,000	$1,006.63	$18.36	3.67%	$18.61	3.72%
Advisor Class
Actual	$1,000	$1,047.50	$13.02	2.55%	$13.22	2.59%
Hypothetical**	$1,000	$1,012.22	$12.79	2.55%	$12.99	2.59%
Class R
Actual	$1,000	$1,045.60	$16.12	3.16%	$16.32	3.20%
Hypothetical**	$1,000	$1,009.17	$15.83	3.16%	$16.03	3.20%
Class K
Actual	$1,000	$1,047.80	$15.83	3.10%	$16.13	3.16%
Hypothetical**	$1,000	$1,009.47	$15.53	3.10%	$15.83	3.16%
Class I
Actual	$1,000	$1,048.70	$13.59	2.66%	$13.79	2.70%
Hypothetical**	$1,000	$1,011.67	$13.34	2.66%	$13.54	2.70%
Class Z
Actual	$1,000	$1,048.60	$13.08	2.56%	$13.33	2.61%
Hypothetical**	$1,000	$1,012.17	$12.84	2.56%	$13.09	2.61%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+	The Fund’s investments in affiliated/unaffiliated underlying portfolios incur no direct expenses, but bears proportionate shares of the acquired fund fees (i.e., operating, administrative and investment advisory fee) of the affiliated/unaffiliated underlying portfolios. Currently the Adviser has voluntarily agreed to waive its investment advisory fee from the Fund in an amount equal to the Fund’s share of the advisory fees of the affiliated/unaffiliated underlying portfolios, as borne indirectly by the Fund as an acquired fund fee and expense. The Fund’s effective expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

abfunds.com	AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND | 21

PORTFOLIO SUMMARY

May 31, 2017 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $239.2

SUB-ADVISER ALLOCATION1

95.1%	Liquidity Sleeve Cash[2]	Cash
1.0%	Impala Asset Management LLC	Long/Short Equity
1.0%	Brigade Capital Management, LP	Relative Value/Credit
1.0%	River Canyon Fund Management LLC	Special Situations
1.0%	Kynikos Associates LP	Long/Short Equity
0.6%	Halcyon Arbitrage IC Mgt LP	Special Situations
0.2%	Passport Capital, LLC	Long/Short Equity
0.1%	One River Asset Management	Global Macro

SECURITY TYPE BREAKDOWN3

98.6%	Investment Companies
0.7%	Corporate Bonds
0.4%	Common Stocks
0.2%	Options Purchased–Calls
0.1%	Bank Loans

1	Fund holdings are expressed as a percentage of total net assets and may vary over time.

2	Most Fund assets converted to cash pending the Fund’s liquidation and termination.

3	All data are as of May 31, 2017. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

22 | AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	abfunds.com

PORTFOLIO OF INVESTMENTS

May 31, 2017

		Principal Amount (000)	U.S. $ Value

CORPORATE BONDS – 0.7%
Corporate – High Yield – 0.7%
Hotels Restaurants & Leisure – 0.7%
Caesars Entertainment Operating Co., Inc. 9.00%, 2/15/20(a)(b)	U.S.$	1,328	$1,623,238

Media – 0.0%
Clear Channel Communications, Inc. 12.00%, 8/01/21(a)		136	245

			1,623,483

Corporate – Investment Grade – 0.0%
Real Estate Investment Trusts (REITS) – 0.0%
Care Capital Properties LP 5.125%, 8/15/26		50	50,640

Total Corporate Bonds (cost $1,267,732)			1,674,123

		Shares
COMMON STOCKS – 0.4%
Health Care – 0.3%
Biotechnology – 0.3%
Actelion Ltd.(a)		3,055	876,868

Financials – 0.1%
Real Estate Other – 0.1%
Interstate General LP(a)(c)(d)		34,172	142,849

Total Common Stocks (cost $955,971)			1,019,717

		Contracts
OPTIONS PURCHASED - CALLS – 0.2%
Options on Forward Contracts – 0.2%
CNY/USD Expiration: Aug 2017, Exercise Price: $ 7.50(a)(g)		4,634,000	220
CNY/USD Expiration: Aug 2017, Exercise Price: $ 7.50(a)(g)		2,080,000	99
CNY/USD Expiration: Aug 2017, Exercise Price: $ 7.50(a)(g)		1,210,000	57
CNY/USD Expiration: Aug 2017, Exercise Price: $ 7.50(a)(g)		237,000	11

abfunds.com	AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND | 23

PORTFOLIO OF INVESTMENTS (continued)

		Contracts	U.S. $ Value

CNY/USD Expiration: Aug 2017, Exercise Price: $ 6.80(a)(g)		1,060,000	$10,353
CNY/USD Expiration: Aug 2017, Exercise Price: $ 6.80(a)(g)		1,657,000	16,185
SEK/USD Expiration: Jun 2017, Exercise Price: $ 8.70(a)(g)		1,828,000	6,919
SEK/USD Expiration: Jun 2017, Exercise Price: $ 8.70(a)(g)		482,000	1,824
TRY/USD Expiration: Jun 2017, Exercise Price: $ 3.08(a)(g)		810,000	108,623
TRY/USD Expiration: Jun 2017, Exercise Price: $ 3.08(a)(g)		200,000	26,820
TRY/USD Expiration: Jun 2017, Exercise Price: $ 3.08(a)(g)		270,000	36,208
TRY/USD Expiration: Jun 2017, Exercise Price: $ 3.08(a)(g)		168,000	22,529
TRY/USD Expiration: Jun 2017, Exercise Price: $ 3.08(a)(g)		1,702,000	228,242
TRY/USD Expiration: Jun 2017, Exercise Price: $ 3.08(a)(g)		504,000	67,588

Total Options Purchased – Calls (premiums paid $73,307)			525,678

		Principal Amount (000)
BANK LOANS – 0.1%
Consumer Discretionary – 0.1%
Specialty Retail – 0.1%
Gymboree Corp. (The) 5.00% (LIBOR 3 Month + 3.50%), 2/23/18(e) (cost $197,936)	U.S.$	287	127,489

24 | AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

MUNICIPALS – 0.0%
Municipal – 0.0%
Local Authorities – 0.0%
Government Development Bank for Puerto Rico 4.15%, 8/01/17(a)(b)	U.S.$	10	$3,500
4.375%, 2/01/19(a)(b)		20	7,000
4.50%, 8/01/19(a)(b)		25	8,751
4.704%, 5/01/16(a)(f)		5	1,750
5.00%, 8/01/23(a)(b)		105	36,750
5.40%, 8/01/19(a)(b)		20	7,000
5.50%, 8/01/20(a)(b)		20	7,000

Total Municipals (cost $49,538)			71,751

		Contracts
OPTIONS PURCHASED - PUTS – 0.0%
Options on Forward Contracts – 0.0%
CNY/USD Expiration: Aug 2017, Exercise Price: $ 6.80(a)(g)		1,060,000	4,434
CNY/USD Expiration: Aug 2017, Exercise Price: $ 6.80(a)(g)		1,657,000	6,931
CNY/USD Expiration: Aug 2017, Exercise Price: $ 6.35(a)(g)		2,080,000	144
CNY/USD Expiration: Aug 2017, Exercise Price: $ 6.35(a)(g)		400,000	28
CNY/USD Expiration: Aug 2017, Exercise Price: $ 6.35(a)(g)		237,000	16
SEK/USD Expiration: Jun 2017, Exercise Price: $ 8.70(a)(g)		1,828,000	13,645
SEK/USD Expiration: Jun 2017, Exercise Price: $ 8.70(a)(g)		482,000	3,598
TRY/USD Expiration: Jun 2017, Exercise Price: $ 3.08(a)(g)		810,000	– 0	–
TRY/USD Expiration: Jun 2017, Exercise Price: $ 3.08(a)(g)		200,000	– 0	–

abfunds.com	AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND | 25

PORTFOLIO OF INVESTMENTS (continued)

		Contracts	U.S. $ Value

TRY/USD Expiration: Jun 2017, Exercise Price: $ 3.08(a)(g)		270,000	$	– 0	–
TRY/USD Expiration: Jun 2017, Exercise Price: $ 3.08(a)(g)		168,000		– 0	–
TRY/USD Expiration: Jun 2017, Exercise Price: $ 3.08(a)(g)		1,702,000		– 0	–
TRY/USD Expiration: Jun 2017, Exercise Price: $ 3.08(a)(g)		504,000		– 0	–
USD/GBP Expiration: Jul 2017, Exercise Price: $ 1.20(a)(g)		1,133,083		605
USD/GBP Expiration: Jul 2017, Exercise Price: $ 1.14(a)(g)		1,359,700		39

Total Options Purchased – Puts (premiums paid $128,646)				29,440

		Shares
WARRANTS – 0.0%
Health Care – 0.0%
Aurora Diagnostics Holdings LLC/Aurora Diagnostics Financing, Inc., expiring 5/25/17(a) (cost $3,882)		5,608		3,882

		Principal Amount (000)
OTHER ASSET BACKED SECURITIES – 0.0%
Securitized – 0.0%
EFIH Intercompany Claim 1.00%, 11/02/26(d) (cost $11,853)	U.S.$	20		2,128

		Shares
RIGHTS – 0.0%
Energy – 0.0%
Oil, Gas & Consumable Fuels – 0.0%
Etablissements Maurel et Prom S.A.(a) (cost $0)		81,735		– 0	–

26 | AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company		Shares		U.S. $ Value

SHORT-TERM INVESTMENTS –
Investment Companies – 98.3%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.64%(h)(i)		234,447,032		$234,447,032
State Street Institutional U.S. Government Money Market Fund – Premier Class, 0.72%(i)		653,514		653,514

Total Short-Term Investments (cost $235,100,546)				235,100,546

Total Investments Before Security Lending Collateral for Securities Loaned – 99.7% (cost $237,789,411)				238,554,754

INVESTMENTS OF CASH COLLATERAL FOR LOANED – 0.0%
Investment Companies – 0.0%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.64%(h)(i) (cost $611)		611		611

Total Investments Before Securities Sold Short – 99.7% (cost $237,790,022)				238,555,365

SECURITIES SOLD SHORT – 0.0%
Common Stocks – 0.0%
Health Care – 0.0%
Biotechnology – 0.0%
Idorsia Ltd. (proceeds $21,462)		(3,055)		(23,676)

		Principal Amount (000)
Other Asset Backed Securities – 0.0%
Other – 0.0%
TCEH Corp. – Undertaking Liability 1.00%, 11/02/26 (proceeds $5,439)	U.S.$	– 0	–**	(321)

Total Securities Sold Short (proceeds $26,901)				(23,997)

Total Investments, Net of Securities Sold Short – 99.7% (cost $237,763,121)				238,531,368
Other assets less liabilities – 0.3%				657,691

Net Assets – 100.0%				$239,189,059

abfunds.com	AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND | 27

PORTFOLIO OF INVESTMENTS (continued)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Citibank, NA	SEK	5,427	USD	609	6/09/17	$(16,040)
Citibank, NA	USD	608	SEK	5,427	6/09/17	17,182
Citibank, NA	JPY	64,959	USD	569	6/14/17	(17,817)
Citibank, NA	KRW	1,081,804	USD	933	6/14/17	(33,598)
Citibank, NA	USD	318	JPY	36,300	6/14/17	9,843
Citibank, NA	USD	259	JPY	28,659	6/14/17	(103)
Citibank, NA	USD	522	KRW	604,683	6/14/17	18,365
Citibank, NA	USD	427	KRW	477,121	6/14/17	(690)
Citibank, NA	AUD	1,172	USD	884	6/21/17	12,842
Citibank, NA	AUD	120	USD	89	6/21/17	(247)
Citibank, NA	BRL	2,597	USD	816	6/21/17	16,835
Citibank, NA	CAD	1,741	USD	1,302	6/21/17	12,856
Citibank, NA	CAD	195	USD	143	6/21/17	(1,516)
Citibank, NA	CHF	1,508	USD	1,498	6/21/17	(61,250)
Citibank, NA	CLP	108,305	USD	162	6/21/17	1,440
Citibank, NA	COP	338,010	USD	114	6/21/17	(1,771)
Citibank, NA	EUR	2,316	USD	2,488	6/21/17	(116,442)
Citibank, NA	GBP	10	USD	13	6/21/17	87
Citibank, NA	GBP	43	USD	53	6/21/17	(2,222)
Citibank, NA	HUF	141,685	USD	484	6/21/17	(32,551)
Citibank, NA	IDR	12,309,958	USD	919	6/21/17	(5,034)
Citibank, NA	ILS	4,428	USD	1,207	6/21/17	(44,586)
Citibank, NA	INR	67,401	USD	1,044	6/21/17	781
Citibank, NA	INR	38,714	USD	594	6/21/17	(5,601)
Citibank, NA	JPY	18,203	USD	165	6/21/17	54
Citibank, NA	JPY	279,870	USD	2,455	6/21/17	(74,548)
Citibank, NA	KRW	212,772	USD	190	6/21/17	299
Citibank, NA	KRW	920,401	USD	806	6/21/17	(16,208)
Citibank, NA	MXN	5,247	USD	274	6/21/17	(6,441)
Citibank, NA	NOK	1,978	USD	230	6/21/17	(4,015)
Citibank, NA	NZD	823	USD	567	6/21/17	(15,219)
Citibank, NA	PLN	919	USD	237	6/21/17	(10,024)
Citibank, NA	RUB	2,838	USD	50	6/21/17	33
Citibank, NA	RUB	31,022	USD	536	6/21/17	(8,381)
Citibank, NA	SEK	9,049	USD	1,008	6/21/17	(33,837)
Citibank, NA	SGD	308	USD	219	6/21/17	(3,234)
Citibank, NA	THB	10,008	USD	291	6/21/17	(2,630)
Citibank, NA	TRY	4,588	USD	1,367	6/21/17	74,136
Citibank, NA	TRY	2,078	USD	571	6/21/17	(14,416)
Citibank, NA	TWD	87,497	USD	2,842	6/21/17	(61,986)
Citibank, NA	USD	971	AUD	1,292	6/21/17	(11,407)
Citibank, NA	USD	633	BRL	2,064	6/21/17	2,593
Citibank, NA	USD	169	BRL	533	6/21/17	(5,617)
Citibank, NA	USD	70	CAD	96	6/21/17	792
Citibank, NA	USD	1,376	CAD	1,840	6/21/17	(13,523)
Citibank, NA	USD	1,522	CHF	1,508	6/21/17	36,464
Citibank, NA	USD	162	CLP	108,305	6/21/17	(1,831)
Citibank, NA	USD	114	COP	338,010	6/21/17	1,337
Citibank, NA	USD	2,528	EUR	2,316	6/21/17	76,262
Citibank, NA	USD	40	GBP	32	6/21/17	500
Citibank, NA	USD	28	GBP	22	6/21/17	(123)

28 | AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD	494	HUF	141,685	6/21/17	$22,871
Citibank, NA	USD	912	IDR	12,309,958	6/21/17	11,766
Citibank, NA	USD	1,224	ILS	4,428	6/21/17	27,888
Citibank, NA	USD	1,582	INR	106,114	6/21/17	60,821
Citibank, NA	USD	746	JPY	83,447	6/21/17	8,267
Citibank, NA	USD	1,966	JPY	214,625	6/21/17	(26,910)
Citibank, NA	USD	993	KRW	1,127,566	6/21/17	14,600
Citibank, NA	USD	5	KRW	5,608	6/21/17	(4)
Citibank, NA	USD	252	MXN	5,049	6/21/17	17,638
Citibank, NA	USD	11	MXN	198	6/21/17	(19)
Citibank, NA	USD	231	NOK	1,978	6/21/17	2,905
Citibank, NA	USD	567	NZD	823	6/21/17	15,127
Citibank, NA	USD	226	PLN	919	6/21/17	20,551
Citibank, NA	USD	559	RUB	33,860	6/21/17	35,815
Citibank, NA	USD	1,028	SEK	9,049	6/21/17	14,116
Citibank, NA	USD	220	SGD	308	6/21/17	2,321
Citibank, NA	USD	284	THB	10,008	6/21/17	10,138
Citibank, NA	USD	573	TRY	2,191	6/21/17	44,679
Citibank, NA	USD	1,367	TRY	4,474	6/21/17	(106,084)
Citibank, NA	USD	2,099	TWD	63,564	6/21/17	10,829
Citibank, NA	USD	797	TWD	23,934	6/21/17	(2,052)
Citibank, NA	USD	256	ZAR	3,474	6/21/17	7,466
Citibank, NA	USD	166	ZAR	2,168	6/21/17	(1,211)
Citibank, NA	ZAR	5,641	USD	411	6/21/17	(17,834)
State Street Bank & Trust Co.	EUR	384	USD	411	6/15/17	(20,740)
State Street Bank & Trust Co.	USD	419	EUR	384	6/15/17	12,718
State Street Bank & Trust Co.	CAD	895	USD	651	6/20/17	(11,702)
State Street Bank & Trust Co.	CHF	41	USD	41	6/20/17	(1,289)
State Street Bank & Trust Co.	EUR	1,715	USD	1,832	6/20/17	(96,797)
State Street Bank & Trust Co.	GBP	11	USD	14	6/20/17	65
State Street Bank & Trust Co.	GBP	525	USD	641	6/20/17	(35,416)
State Street Bank & Trust Co.	USD	653	CAD	895	6/20/17	10,079
State Street Bank & Trust Co.	USD	19	CHF	19	6/20/17	768
State Street Bank & Trust Co.	USD	1,863	EUR	1,715	6/20/17	65,133
State Street Bank & Trust Co.	USD	154	GBP	123	6/20/17	4,194
State Street Bank & Trust Co.	USD	535	GBP	413	6/20/17	(2,516)

						$(242,026)

CURRENCY OPTIONS WRITTEN (see Note D)

Description	Exercise Price	Expiration Date	Contracts (000)	Premiums Received		U.S. $ Value
Call – CNY/USD(g)	$6.800	08/01/17	237	$5,899		$(2,315)
Call – CNY/USD(g)	$6.800	08/01/17	400	– 0	–	(3,907)
Call – CNY/USD(g)	$6.800	08/01/17	2,080	55,203		(20,316)
Call – CNY/USD(g)	$7.500	08/01/17	3,180	– 0	–	(151)
Call – CNY/USD(g)	$7.500	08/01/17	4,981	36,063		(237)
Call – SEK/USD(g)	$8.700	06/09/17	2,310	109,032		(8,743)
Call – TRY/USD(g)	$3.080	06/20/17	1,580	– 0	–	(211,882)
Call – TRY/USD(g)	$3.080	06/20/17	2,074	– 0	–	(278,129)
Put – CNY/USD(g)	$6.350	08/01/17	1,060	– 0	–	(73)
Put – CNY/USD(g)	$6.350	08/01/17	1,657	1,870		(114)
Put – CNY/USD(g)	$6.800	08/01/17	237	7,553		(991)

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PORTFOLIO OF INVESTMENTS (continued)

Description	Exercise Price	Expiration Date	Contracts (000)	Premiums Received			U.S. $ Value
Put – CNY/USD(g)	$6.800	08/01/17	400	$	– 0	–	$(1,673)
Put – CNY/USD(g)	$6.800	08/01/17	2,080		63,066		(8,701)
Put – SEK/USD(g)	$8.700	06/09/17	2,310		42,273		(17,243)
Put – USD/GBP(g)	$1.140	07/14/17	1,193		8,222		(15)
Put – USD/GBP(g)	$1.200	07/14/17	1,360		200		(200)
Put – TRY/USD(g)	$3.080	06/20/17	1,580		(9,235)		– 0	–
Put – TRY/USD(g)	$3.080	06/20/17	2,074		(9,235)		– 0	–

					$310,911		$(554,690)

**	Principal amount less than 500.

(a)	Non-income producing security.

(b)	Defaulted.

(c)	Fair valued by the Adviser.

(d)	Illiquid security.

(e)	The stated coupon rate represents the greater of the LIBOR or the LIBOR floor rate plus a spread at May 31, 2017.

(f)	Defaulted matured security.

(g)	One contract relates to 1 share.

(h)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(i)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CLP – Chilean Peso

COP – Colombian Peso

EUR – Euro

GBP – Great British Pound

HUF – Hungarian Forint

IDR – Indonesian Rupiah

ILS – Israeli Shekel

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

NOK – Norwegian Krone

NZD – New Zealand Dollar

PLN – Polish Zloty

RUB – Russian Ruble

SEK – Swedish Krona

SGD – Singapore Dollar

THB – Thailand Baht

TRY – Turkish Lira

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

Glossary:

LIBOR – London Interbank Offered Rates

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES

May 31, 2017

Assets
Investments in securities, at value
Unaffiliated issuers (cost $3,342,379)	$4,107,722
Affiliated issuers (cost $234,447,643—including investment of cash collateral for securities loaned of $611)	234,447,643
Cash	335,126
Cash collateral due from broker	300,181
Foreign currencies, at value (cost $4,939)	5,186
Receivable for investment securities sold and foreign currency transactions	2,148,508
Deposit at broker for securities sold short	83,162
Unrealized appreciation on forward currency exchange contracts	703,456
Affiliated dividends receivable	85,436
Unaffiliated interest and dividends receivable	62,096
Receivable for terminated total return swaps	33,372
Receivable for capital stock sold	32,326

Total assets	242,344,214

Liabilities
Options written, at value (premiums received $310,911)	554,690
Unrealized depreciation on forward currency exchange contracts	945,482
Custody fee payable	643,738
Advisory fee payable	459,350
Payable for capital stock redeemed	210,329
Payable for investment securities purchased	124,746
Dividend expense payable	31,981
Payable for securities sold short, at value (proceeds received $26,901)	23,997
Transfer Agent fee payable	9,756
Payable for terminated credit default swaps	6,722
Payable for terminated total return swaps	3,174
Collateral due to Securities Lending Agent	611
Distribution fee payable	80
Accrued expenses	140,499

Total liabilities	3,155,155

Net Assets	$239,189,059

Composition of Net Assets
Capital stock, at par	$2,447
Additional paid-in capital	238,981,657
Distributions in excess of net investment income	(78,058)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	283,013

$239,189,059

See notes to financial statements.

abfunds.com	AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND | 31

STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—10 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$648,054	66,040	$9.81	*

C	$689,134	72,080	$9.56

Advisor	$6,456,015	660,443	$9.78

R	$9,687	1,000.30	$9.68

K	$43,092	4,408	$9.78

I	$9,779	1,000.30	$9.78

Z	$231,333,298	23,665,551	$9.78

*	The maximum offering price per share for Class A shares was $10.25 which reflects a sales charge of 4.25%.

See notes to financial statements.

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STATEMENT OF OPERATIONS(a)

Year Ended May 31, 2017

Investment Income
Interest	$6,306,499
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $63,223)	2,754,060
Affiliated issuers	298,136
Securities lending income	45,447
Other income	7,082	$9,411,224

Expenses
Advisory fee (see Note B)	6,528,776
Distribution fee—Class A	3,524
Distribution fee—Class C	7,970
Distribution fee—Class R	46
Distribution fee—Class K	170
Transfer agency—Class A	1,967
Transfer agency—Class C	1,208
Transfer agency—Advisor Class	30,045
Transfer agency—Class R	6
Transfer agency—Class K	126
Transfer agency—Class I	2
Transfer agency—Class Z	87,876
Custodian	1,296,223
Audit and tax	133,646
Registration fees	61,989
Legal	52,922
Printing	48,616
Directors’ fees	27,098
Miscellaneous	51,782

Total operating expenses (see Note B)	8,333,992
Interest expense	61,028
Dividend expense on securities sold short	1,518,537
Broker fee on securities sold short	408,477

Total expenses	10,322,034
Less: expenses waived and reimbursed by the Adviser (see Notes B and E)	(1,439,881)

Net expenses		8,882,153

Net investment income		529,071

See notes to financial statements.

abfunds.com	AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND | 33

STATEMENT OF OPERATIONS(a) (continued)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	$38,789,799
Securities sold short	(16,697,169)
Futures	(272,044)
Options written	804,083
Swaptions written	(14,657)
Swaps	(409,831)
Foreign currency transactions	921,215
Net change in unrealized appreciation/depreciation of:
Investments	(4,604,186)
Securities sold short	3,231,744
Futures	(21,803)
Options written	(242,454)
Swaps	(1,528,558)
Foreign currency denominated assets and liabilities	(639,792)

Net gain on investment and foreign currency transactions	19,316,347

Net Increase in Net Assets from Operations	$19,845,418

(a)	As discussed in Note A, the accompanying statements include the accounts of the consolidated Subsidiary for all periods presented through May 11, 2017.

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS(a)

	Year Ended May 31, 2017	Year Ended May 31, 2016
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$529,071	$(1,913,383)
Net realized gain (loss) on investment and foreign currency transactions	23,121,396	(3,325,293)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(3,805,049)	(10,801,085)

Net increase (decrease) in net assets from operations	19,845,418	(16,039,761)
Dividend and Distributions to Shareholders from
Net investment income
Class C	(2,771)	– 0	–
Advisor Class	(444,878)	– 0	–
Class R	(43)	– 0	–
Class K	(106)	– 0	–
Class I	(97)	– 0	–
Class Z	(3,043,366)	– 0	–
Net realized gain on investment transactions
Class A	(30,843)	(17,066)
Class C	(33,614)	(4,005)
Advisor Class	(318,441)	(84,322)
Class R	(496)	(72)
Class K	(2,085)	(554)
Class I	(496)	(72)
Class Z	(11,039,933)	(2,614,849)
Tax return of capital
Class A	(6,875)	– 0	–
Class C	(7,492)	– 0	–
Advisor Class	(70,980)	– 0	–
Class R	(110)	– 0	–
Class K	(465)	– 0	–
Class I	(110)	– 0	–
Class Z	(2,460,801)	– 0	–
Capital Stock Transactions
Net decrease	(131,460,217)	(10,021,313)

Total decrease	(129,078,801)	(28,782,014)
Net Assets
Beginning of period	368,267,860	397,049,874

End of period (including distributions in excess of net investment income of ($78,058) and undistributed net investment income of $1,325,215, respectively)	$239,189,059	$368,267,860

(a)	As discussed in Note A, the accompanying statements include the accounts of the consolidated Subsidiary for all periods presented through May 11, 2017.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

May 31, 2017

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company operates as a series company currently comprised of 27 portfolios. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Multi-Manager Alternative Strategies Fund (the “Fund”), a non-diversified portfolio. Prior to May 12, 2017, as part of the Fund’s investment strategy, the Fund sought to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein Multi-Manager Alternative Strategies Fund (Cayman) Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). In connection with the planned liquidation and termination of the Fund as discussed in Note A.8, as of close of business on May 11, 2017, the Fund fully redeemed its investment in the Subsidiary. Net assets of the Subsidiary at such date, consisting primarily of short-term investments, were transferred to the Fund with no gain or loss for financial reporting purposes. The Subsidiary intends to take steps to dissolve under the laws of the Cayman Islands in the near future. The accompanying financial statements include the accounts of the Subsidiary through May 11, 2017. All intercompany transactions and balances have been eliminated in consolidation. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class 1 and Class 2 shares. Class B, Class 1 and Class 2 shares have not been issued. As of May 31, 2017, AllianceBernstein L.P. (the “Adviser”), was the sole shareholder of Class R and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective April 10, 2017, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Advisor Class, Class R, Class K, Class I, and Class Z shares are sold without an initial or contingent deferred sales charge. All ten classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The Fund seeks to achieve its investment objective primarily by allocating its assets among non-traditional and alternative investment strategies (the “Strategies”). In order to implement the Strategies, the Adviser will allocate the Fund’s assets among multiple investment sub-advisers (each a “Sub-Adviser”) that the Adviser believes have substantial experience managing one or more Strategies. The Adviser may also manage a portion of the Fund’s assets directly. The Sub-Advisers are not affiliated

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NOTES TO FINANCIAL STATEMENTS (continued)

with the Adviser. The Adviser currently allocates assets to the following Sub-Advisers: Impala Asset Management LLC, Kynikos Associates LP, Passport Capital, LLC, River Canyon Fund Management LLC, Halcyon Arbitrage IC Management LP, Brigade Capital Management, LP and One River Asset Management, LLC. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when

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NOTES TO FINANCIAL STATEMENTS (continued)

amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the

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NOTES TO FINANCIAL STATEMENTS (continued)

assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the

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NOTES TO FINANCIAL STATEMENTS (continued)

contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of May 31, 2017:

Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Corporate Bonds	$	– 0	–	$50,640		$1,623,483		$1,674,123
Common Stocks:
Health Care		876,868		– 0	–	– 0	–	876,868
Financials		– 0	–	– 0	–	142,849		142,849
Bank Loans		– 0	–	– 0	–	127,489		127,489
Options Purchased – Calls		– 0	–	525,678		– 0	–	525,678
Municipals		– 0	–	71,751		– 0	–	71,751
Warrants		– 0	–	– 0	–	3,882		3,882
Other Asset Backed Securities		– 0	–	– 0	–	2,128		2,128
Options Purchased – Puts		– 0	–	29,440		– 0	–	29,440
Rights		– 0	–	– 0	–	– 0	–(a)	– 0	–
Short-Term Investments		235,100,546		– 0	–	– 0	–	235,100,546
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund		611		– 0	–	– 0	–	611
Liabilities:
Common Stocks:
Health Care		– 0	–	– 0	–	(23,676)		(23,676)
Other Asset Backed Securities		– 0	–	– 0	–	(321)		(321)

Total Investments in Securities		235,978,025		677,509		1,875,834		238,531,368
Other Financial Instruments(b):
Assets:
Forward Currency Exchange Contracts		– 0	–	703,456		– 0	–	703,456
Liabilities:
Forward Currency Exchange Contracts		– 0	–	(945,482)		– 0	–	(945,482)
Currency Options Written		– 0	–	(554,690)		– 0	–	(554,690)

Total(c)		$235,978,025		$(119,207)		$1,875,834		$237,734,652

(a)	The Fund held securities with zero market value at period end.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include options written which are valued at market value.

(c)	There were no transfers between Level 1 and Level 2 during the reporting period.

abfunds.com	AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND | 41

NOTES TO FINANCIAL STATEMENTS (continued)

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Corporate Bonds			Common Stocks			Bank Loans
Balance as of 5/31/16		$2,563,001		$	– 0	–	$971,159
Accrued discounts/(premiums)		30,269			– 0	–	75,769
Realized gain (loss)		308,870			– 0	–	43,938
Change in unrealized appreciation/depreciation		233,043			6,681		(169,938)
Purchases/Payups		1,152,216			133,954		1,106,372
Sales/Paydowns		(3,926,166)			(21,462)		(2,101,728)
Transfers in to Level 3		1,262,250			– 0	–	201,917
Transfers out of Level 3		– 0	–		– 0	–	– 0	–

Balance as of 5/31/17		$1,623,483			$119,173		$127,489

Net change in unrealized appreciation/depreciation from investments held as of 5/31/17(a)		$348,537			$6,681		$(143,181)

	Municipals			Warrants			Other Asset Backed Securities
Balance as of 5/31/16		$66,784		$	– 0	–	$9,232,638
Accrued discounts/(premiums)		(2,734)			– 0	–	370,632
Realized gain (loss)		8,751			– 0	–	2,357,695
Change in unrealized appreciation/depreciation		(1,264)			– 0	–	(72,138)
Purchases/Payups		279,088			3,882		19,666
Sales/Paydowns		(350,625)			– 0	–	(11,906,686)
Transfers in to Level 3		– 0	–		– 0	–	– 0	–
Transfers out of Level 3		– 0	–		– 0	–	– 0	–

Balance as of 5/31/17	$	– 0	–		$3,882		$1,807

Net change in unrealized appreciation/depreciation from investments held as of 5/31/17(a)	$	– 0	–	$	– 0	–	$(4,607)

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NOTES TO FINANCIAL STATEMENTS (continued)

	Rights(b)			Collateralized Mortgage Obligations			Convertible Bonds
Balance as of 5/31/16	$	– 0	–		$99,338			$967,747
Accrued discounts/(premiums)		– 0	–		– 0	–		4,839
Realized gain (loss)		– 0	–		– 0	–		(1,202,562)
Change in unrealized appreciation/depreciation		– 0	–		375			1,354,752
Purchases/Payups		– 0	–		– 0	–		– 0	–
Sales/Paydowns		– 0	–		(99,713)			(1,124,776)
Transfers in to Level 3		– 0	–		– 0	–		– 0	–
Transfers out of Level 3		– 0	–		– 0	–		– 0	–

Balance as of 5/31/17	$	– 0	–	$	– 0	–	$	– 0	–

Net change in unrealized appreciation/depreciation from investments held as of 5/31/17(a)	$	– 0	–	$	– 0	–	$	– 0	–

	Total
Balance as of 5/31/16		$13,900,667
Accrued discounts/(premiums)		478,775
Realized gain (loss)		1,516,692
Change in unrealized appreciation/depreciation		1,351,511
Purchases/Payups		2,695,178
Sales/Paydowns		(19,531,156)
Transfers in to Level 3		1,464,167
Transfers out of Level 3		– 0	–

Balance as of 5/31/17		$1,875,834	(c)

Net change in unrealized appreciation/depreciation from investments held as of 5/31/17(a)		$207,430

(a)	The unrealized appreciation/(depreciation) is included in net change in unrealized appreciation/(depreciation) on investments and other financial instruments in the accompanying statement of operations.

(b)	The Fund held securities with zero market value at period end.

(c)	There were de minimis transfers under 1% of net assets during the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

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The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) the Adviser reviews all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes

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are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income (or dividend expense) is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income (or interest expense) is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Fund Liquidation

At a meeting held on May 2-4, 2017, the Board approved the liquidation and termination of the Fund. Subsequently the Fund experienced significant redemption requests prior to the Fund’s liquidation. Effective May 4, 2017, the Fund discontinued accruing 12b-1 fees. Additionally, the

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Fund did not assess investment advisory fees on the proceeds of liquidated holdings held in cash and cash equivalents. The Fund made its liquidating distributions on July 14, 2017.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of 1.90% of the Fund’s average daily net assets. The Adviser compensates the Sub-Advisers out of the investment advisory fee it receives from the Fund. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding expenses associated with securities sold short, acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis (the “Expense Caps”) to 2.24%, 2.99%, 1.99%, 2.49%, 2.24%, 1.99% and 1.99% of daily average net assets for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. Any fees waived and expenses borne by the Adviser through July 30, 2015 are subject to repayment by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne; such waivers that are subject to repayment amounted to $1,624,565 for the fiscal period ended May 31, 2015 and $271,738 for the year ended May 31, 2016, respectively. In any case, no repayment will be made that would cause the Fund’s total annual fund operating expenses to exceed the net fee percentages set forth above. The Expense Caps may not be terminated by the Adviser before September 30, 2017. For the year ended May 31, 2017 the reimbursements/waivers amounted to $1,291,582.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $72,392 for the year ended May 31, 2017.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $236 from the sale of Class A shares and received $546 in contingent deferred sales charges imposed upon redemptions by shareholders of Class C shares for the year ended May 31, 2017.

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The AB Fixed-Income Shares, Inc.—Government STIF Portfolio (the “Government STIF Portfolio”), prior to June 1, 2016, was offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and was not available for direct purchase by members of the public. Prior to June 1, 2016, the Government STIF Portfolio paid no advisory fees but did bear its own expenses. As of June 1, 2016, the Government STIF Portfolio was renamed “AB Government Money Market Portfolio” (the “Government Money Market Portfolio”). The Fund may invest in Government Money Market Portfolio which has a contractual annual advisory fee rate of .20% of the Portfolio’s average daily net assets and bears its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended May 31, 2017 such waiver amounted to $143,278. A summary of the Fund’s transactions in shares of the Government Money Market Portfolio for the year ended May 31, 2017 is as follows:

Market Value 5/31/16 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 5/31/17 (000)	Dividend Income (000)
$ 49,963	$828,892	$644,408	$234,447	$287

Brokerage commissions paid on investment transactions for the year ended May 31, 2017 amounted to $911,924, of which $150 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class, Class I and Class Z shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $4,363, $0 and $0 for Class C,

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Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended May 31, 2017, were as follows:

	Purchases		Sales		Securities Sold Short	Covers on Securities Sold Short
Investment securities (excluding U.S. government securities)	$360,274,445		$642,061,588		$217,807,853	$334,017,433
U.S. government securities	– 0	–	– 0	–	837,650	1,522,137

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency, written options and swap transactions) are as follows:

Cost of Investments	Gross Unrealized		Net Unrealized Appreciation on Investments	Net Unrealized Appreciation on Securities Sold Short		Net Unrealized appreciation
	Appreciation on Investments	Depreciation on Investments
$ 237,790,022	$975,711	$(210,368)	$765,343	$2,904	(a)	$768,247

(a)	Gross unrealized appreciation was $5,118 and gross unrealized depreciation was $(2,214), resulting in net unrealized appreciation of $2,904.

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

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The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

During the year ended May 31, 2017, the Fund held futures for non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original

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contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended May 31, 2017, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in

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determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

The Fund may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

During the year ended May 31, 2017, the Fund held purchased options for hedging and non-hedging purposes. During the year ended May 31, 2017, the Fund held written options for hedging and non-hedging purposes.

During the year ended May 31, 2017, the Fund held written swaptions for hedging and non-hedging purposes.

For the year ended May 31, 2017, the Fund had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 5/31/16	1,252,947		$66,804
Options written	49,233,964		885,789
Options assigned	(2,500)		(737)
Options expired	(11,402,538)		(225,378)
Options bought back	(8,289,454)		(415,567)
Options exercised	– 0	–	– 0	–

Options written outstanding as of 5/31/17	30,792,419		$310,911

	Notional Amount			Premiums Received
Swaptions written outstanding as of 5/31/16	$	– 0	–	$	– 0	–
Swaptions written		786,000			4,774
Swaptions assigned		– 0	–		– 0	–
Swaptions expired		– 0	–		– 0	–
Swaptions bought back		(786,000)			(4,774)
Swaptions exercised		– 0	–		– 0	–

Swaptions written outstanding as of 5/31/17	$	– 0	–	$	– 0	–

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•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets and currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission

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merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded swaps is generally less than privately negotiated swaps, since the clearinghouse, which is the issuer or counterparty to each exchange-traded swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

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In addition, a Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended May 31, 2017, the Fund held interest rate swaps for non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty. As of May 31, 2017, the Fund did not have Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sales Contracts outstanding.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event

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occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended May 31, 2017, the Fund held credit default swaps for non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the year ended May 31, 2017, the Fund held total return swaps for non-hedging purposes.

Variance Swaps:

The Fund may enter into variance swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect is a

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NOTES TO FINANCIAL STATEMENTS (continued)

measure of its “volatility”) over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.

During the year ended May 31, 2017, the Fund held variance swaps for non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

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During the year ended May 31, 2017, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	$703,456	Unrealized depreciation on forward currency exchange contracts	$945,482

Foreign exchange contracts	Investments in securities, at value	555,118

Foreign exchange contracts			Options written, at value	554,690

Total		$1,258,574		$1,500,172

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations(a)	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(37,170)	$(25,509)

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(225,197)	(1,552)

Foreign exchange contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	184,425	(16,474)

Commodity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(194,102)	21,732

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations(a)	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$325,833	$(681,569)

Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(155,002)	2,239

Foreign exchange contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(934,674)	405,117

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(2,586,467)	382,184

Commodity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	237	– 0	–

Interest rate contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	2,878	– 0	–

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations(a)	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	$640,380	$(245,517)

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	160,825	3,063

Interest rate contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	(14,657)	– 0	–

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(144,586)	34,622

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(671,730)	(5,028)

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	406,485	(1,558,152)

Total		$(3,242,522)	$(1,684,844)

(a)	As discussed in Note A, the accompanying statements include the accounts of the consolidated Subsidiary for all periods presented through May 11, 2017.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended May 31, 2017:

Futures:
Average original value of buy contracts	$29,640,082	(a)
Average original value of sale contracts	$13,707,804	(b)

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$44,523,823
Average principal amount of sale contracts	$61,845,908

Purchased Options:
Average monthly cost	$969,871

Interest Rate Swaps:
Average notional amount	$16,341,869	(c)

Centrally Cleared Interest Rate Swaps:
Average notional amount	$16,779,052	(d)

Credit Default Swaps:
Average notional amount of sale contracts	$7,395,661	(a)

Centrally Cleared Credit Default Swaps:
Average notional amount of sale contracts	$21,668,005	(d)

Total Return Swaps:
Average notional amount	$34,548,324	(b)

Variance Swaps:
Average notional amount	$978,945	(e)

(a)	Positions were open for ten months during the year.

(b)	Positions were open for eleven months during the year.

(c)	Positions were open for six months during the year.

(d)	Positions were open for four months during the year.

(e)	Positions were open for two months during the year.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Fund as of May 31, 2017:

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset	Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
OTC Derivatives:
Citibank, NA	$610,499	$(610,499)	$	– 0	–	$	– 0	–	$	– 0	–
Citigroup Global Markets, Inc.	555,118	(554,690)		– 0	–		– 0	–		428
State Street Bank & Trust Co.	92,957	(92,957)		– 0	–		– 0	–		– 0	–

Total	$1,258,574	$(1,258,146)	$	– 0	–	$	– 0	–		$428	^

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NOTES TO FINANCIAL STATEMENTS (continued)

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset	Cash Collateral Pledged*		Security Collateral Pledged			Net Amount of Derivatives Liabilities
OTC Derivatives:
Citibank, NA	$777,022	$(610,499)	$(166,523)		$	– 0	–	$	– 0	–
Citigroup Global Markets, Inc.	554,690	(554,690)	– 0	–		– 0	–		– 0	–
State Street Bank & Trust Co.	168,460	(92,957)	– 0	–		– 0	–		75,503

Total	$1,500,172	$(1,258,146)	$(166,523)		$	– 0	–		$75,503	^

*	The actual collateral received/pledged is more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Short Sales

The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to replace the borrowed securities at their market price at the time of settlement. The Fund’s obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral deposited with the broker. The Fund is liable to the buyer for any dividends/interest payable on securities while those securities are in a short position. These dividends/interest are recorded as an expense of the Fund. Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. Prior to June 24, 2016, such cash collateral received was invested in AB Exchange Reserves (name changed to AB Government Exchange Reserves as of July 11, 2016). The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At May 31, 2017, the Fund had securities on loan with a value of $0 and had received cash collateral which has been invested into Government Money Market Portfolio of $611. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $45,447, $1,366 and $9,787 from the borrowers, AB Government Exchange Reserves and Government Money Market Portfolio, respectively, for the year ended May 31, 2017; these amounts are reflected in the statement of operations. In connection with the cash collateral investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended May 31, 2017, such waiver amounted to $5,021. A principal risk of lending portfolio securities is that the borrower

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NOTES TO FINANCIAL STATEMENTS (continued)

may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Fund’s transactions in shares of AB Government Exchange Reserves for the period June 1, 2016 to June 23, 2016 is as follows:

Market Value 5/31/16 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 6/23/16 (000)
$5,092	$17,153	$22,245	$	– 0	–

A summary of the Fund’s transactions in shares of Government Money Market Portfolio for the period June 24, 2016 to May 31, 2017 is as follows:

Market Value 6/24/16 (000)			Purchases at Cost (000)	Sales Proceeds (000)	Market Value 5/31/17 (000)
$	– 0	–	$76,092	$76,091		$1

NOTE F

Capital Stock

Each class consists of 1,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 31, 2017	Year Ended May 31, 2016

Class A
Shares sold	14,541	250,977	$145,027	$2,549,076

Shares issued in reinvestment of distributions	3,783	1,708	37,111	16,994

Shares redeemed	(207,634)	(17,285)	(2,031,718)	(170,055)

Net increase (decrease)	(189,310)	235,400	$(1,849,580)	$2,396,015

Class C
Shares sold	5,761	107,608	$56,390	$1,054,621

Shares issued in reinvestment of dividends and distributions	4,503	392	43,121	3,863

Shares redeemed	(35,720)	(21,032)	(353,336)	(202,666)

Net increase (decrease)	(25,456)	86,968	$(253,825)	$855,818

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares			Amount
	Year Ended May 31, 2017	Year Ended May 31, 2016		Year Ended May 31, 2017	Year Ended May 31, 2016

Advisor Class
Shares sold	3,905,178	2,421,042		$38,915,821	$23,995,532

Shares issued in reinvestment of dividends and distributions	60,838	6,032		602,731	60,203

Shares redeemed	(5,280,479)	(778,729)		(53,652,872)	(7,541,743)

Net increase (decrease)	(1,314,463)	1,648,345		$(14,134,320)	$16,513,992

Class K
Shares sold	856	3,801		$8,524	$36,657

Shares issued in reinvestment of dividends and distributions	207	49		2,022	482

Shares redeemed	(8,086)	– 0	–	(79,473)	– 0	–

Net increase (decrease)	(7,023)	3,850		$(68,927)	$37,139

Class Z
Shares sold	675,944	1,686,349		$6,714,580	$16,674,361

Shares issued in reinvestment of dividends and distributions	1,686,121	262,002		16,543,398	2,614,777

Shares redeemed	(13,693,567)	(4,968,684)		(138,411,543)	(49,113,415)

Net decrease	(11,331,502)	(3,020,333)		$(115,153,565)	$(29,824,277)

At May 31, 2017, AB Mutual Funds owned 96% of the Fund’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Fund’s performance.

There were no transactions in capital shares for Class R and Class I for the years ended May 31, 2017 and May 31, 2016.

NOTE G

Risks Involved in Investing in the Fund

Allocation and Management Risk—The Adviser will invest the assets of the Fund primarily by allocating Fund assets to the Sub-Advisers. The success of the Fund depends, in part, upon the ability of the Sub-Advisers to develop and implement strategies to achieve the Fund’s investment objective. There is no assurance that the Adviser’s allocation decisions will result in the desired effects. Subjective decisions made by the Adviser (e.g., with respect to allocation among Strategies) and/or the Sub-Advisers may cause the Fund to incur losses or to miss profit opportunities on

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NOTES TO FINANCIAL STATEMENTS (continued)

which it might otherwise have capitalized. The success of the Fund’s investment program depends primarily on the trading and investing skills of the Sub-Advisers rather than on the trading and investing skills of the Adviser itself. To the extent that the Adviser is unable to select, manage, allocate appropriate levels of capital to, and invest with Sub-Advisers that, in the aggregate, are able to produce consistently positive returns for the Fund, the performance of the Fund may be impaired.

Some Sub-Advisers have little experience managing registered investment companies which, unlike the private investment funds these Sub-Advisers have been managing, are subject to daily inflows and outflows of investor cash and are subject to certain legal and tax-related restrictions on their investments and operations. Subject to the overall supervision of the Fund’s investment program by the Adviser, each Sub-Adviser is responsible, with respect to the portion of the Fund’s assets it manages, for compliance with the Fund’s investment strategies and applicable law.

Strategies implemented by the Sub-Advisers may fail to produce the intended results. The success of a particular Sub-Adviser is dependent on the expertise of its portfolio managers. Certain Sub-Advisers may have only one or a limited number of key individuals responsible for managing the Fund’s assets. The loss of one or more key individuals from a Sub-Adviser could have a materially adverse effect on the performance of the Fund.

Hedging Transactions Risk—The Fund may invest in securities and utilize financial instruments to seek to hedge fluctuations in the values of the Fund’s positions. However, hedging transactions will typically limit the opportunity for gain if the value of such positions should increase, and may not work as intended and actually compound losses. It may not be possible to hedge against certain price fluctuations at a reasonable cost. The Fund generally is not required to enter into hedging transactions and may choose not to do so.

Short Sales Risk—The Fund may engage in short-selling, which involves the sale of a security that the Fund does not own in the hope of purchasing the same or equivalent security at a later date at a lower price. A short sale involves the risk of an increase in the market price of the security, and therefore the possibility of a theoretically unlimited loss. The Fund must borrow the security to initiate the short sale, and it may be difficult and costly to effect the purchase of the security in order to return it to the lender, particularly if the security is illiquid. The Fund may for a number of reasons be forced to unwind a short sale at a disadvantageous price.

Volatility Risk—The Fund will frequently be subject to substantial volatility, which could result from a number of causes. Furthermore, there is the

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NOTES TO FINANCIAL STATEMENTS (continued)

risk that a disproportionate share of the Fund’s assets may be committed to one or more investment strategies or techniques, which would result in less diversification than would be suggested by the number of Sub-Advisers being employed. The allocation of Fund assets to Sub-Advisers in response to particular market conditions could increase volatility and potential for loss if such market conditions continue to worsen or react in a manner not anticipated by the Adviser.

Portfolio Turnover Risk—Certain Sub-Advisers may invest and trade securities on the basis of certain short-term market considerations. The resultant high portfolio turnover could potentially involve substantial brokerage commissions and fees.

Special Situations Investment Risk—Special situations investing requires a Sub-Adviser to make predictions about the likelihood that an event will occur and the impact such event will have on the value of a company’s securities. If the event fails to occur or it does not have the effect foreseen, losses can result.

Fixed-Income Securities Risk—The Fund may invest in debt or other fixed-income securities of U.S. and non-U.S. issuers. The value of fixed-income securities will change in response to fluctuations in interest rates and changes in market perception of the issuer’s creditworthiness or other factors. The Fund may invest to a substantial degree in debt securities rated below investment grade, otherwise known as high-yield securities or “junk bonds.” High-yield securities may rank junior to other outstanding securities and obligations of the issuer. Moreover, high-yield securities may not be protected by financial covenants or limitations on additional indebtedness. Companies that issue high-yield securities are often highly leveraged and may not have available to them more traditional methods of financing. High-yield securities face ongoing uncertainties and exposure to adverse business, financial or economic conditions that could lead to the issuer’s inability to meet timely interest and principal payments.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Non-U.S. Investments Risk—The Fund may invest in securities of non-U.S. companies and foreign countries. Investing in the securities of such

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NOTES TO FINANCIAL STATEMENTS (continued)

companies and countries involves political and economic considerations, such as: the potential difficulty of repatriating funds, general social, political and economic instability and adverse diplomatic developments; the possibility of imposition of withholding or other taxes on income or capital gains; the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; and certain government policies that may restrict the Fund’s investment opportunities. The economies of non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, asset reinvestment, resource self-sufficiency and balance of payments position. In addition, accounting and financial reporting standards that prevail in non-U.S. countries generally are not equivalent to U.S. standards and, consequently, less information may be available to investors in companies located in non-U.S. countries than is available to investors in companies located in the United States.

Currency Risk—The Fund may invest a portion of its assets in instruments denominated in currencies other than the U.S. dollar, the prices of which are determined with reference to currencies other than the U.S. dollar. The Fund, however, generally values its securities and other assets in U.S. dollars. To the extent unhedged, the value of the Fund’s assets will fluctuate with currency exchange rates as well as with the price changes of the Fund’s investments. Thus, an increase in the value of the U.S. dollar compared to the other currencies in which the Fund makes its investments will reduce the effect of increases and magnify the effect of decreases in the prices of the Fund’s securities in their local markets. The Fund may utilize financial instruments such as currency options and forward contracts to hedge currency fluctuations, but there can be no assurance that such hedging transactions (if implemented) will be effective.

Emerging Markets Risk—Investment in emerging market securities involves a greater degree of risk than investment in securities of issuers based in developed countries. Among other things, emerging market securities investments may carry the risks of less publicly available information, more volatile markets, less strict securities market regulation, less favorable tax provisions, and a greater likelihood of severe inflation, unstable currency, war and expropriation of personal property than investments in securities of issuers based in developed countries.

Multi-Manager Risk—The multi-manager strategy employed by the Fund involves special risks, which include:

•	Offsetting positions. Sub-Advisers may make investment decisions which conflict with each other; for example, at any

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NOTES TO FINANCIAL STATEMENTS (continued)

particular time, one Sub-Adviser may be purchasing shares of an issuer whose shares are being sold by another Sub-Adviser. Consequently, the Fund could indirectly incur transaction costs without accomplishing any net investment result.

•

Proprietary investment strategy risk—Sub-Advisers may use proprietary or licensed investment strategies that are based on considerations and factors that are not fully disclosed to the Board or the Adviser. Moreover, these proprietary or licensed investment strategies, which may include quantitative mathematical models or systems, may be changed or refined over time. A Sub-Adviser (or the licensor of the strategies used by the Sub-Adviser) may make certain changes to the strategies the Sub-Adviser has previously used, may not use such strategies at all (or the Sub-Adviser’s license may be revoked), and may use additional strategies, where such changes or discretionary decisions, and the reasons for such changes or decisions, are also not fully disclosed to the Board or the Adviser. These strategies may involve risks under some market conditions that are not anticipated by the Adviser or the Fund.

Non-Diversification Risk—The Fund is a “non-diversified” investment company, which means that the Fund may invest a larger portion of its assets in a smaller number of issuers than a diversified investment company. This increases the risks of investing in the Fund because the performance of each security in which the Fund invests has a greater impact on the Fund’s performance. To the extent that the Fund invests a relatively high percentage of its assets in securities of a limited number of companies, the Fund may also be more susceptible than a diversified investment company to any single economic, political or regulatory occurrence.

Leverage Risk—Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment by attempting to enhance return or value without increasing the investment amount. Leverage can magnify the effects of changes in the value of the Fund’s investments and make the Fund more volatile. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

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NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended May 31, 2017 and May 31, 2016 were as follows:

	2017	2016
Distributions paid from:
Ordinary income	$3,707,681	$2,720,940
Long-term capital gains	11,209,487	– 0	–

Total taxable distributions	14,917,168	2,720,940
Tax return of capital	2,546,834	– 0	–

Total distributions paid	$17,464,002	$2,720,940

As of May 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(114,256	)(a)
Unrealized appreciation/(depreciation)	485,157	(b)

Total accumulated earnings/(deficit)	$370,901	(c)

(a)	At May 31, 2017, the Fund had a qualified late-year ordinary loss deferral of $114,256. This loss is deemed to arise on June 1, 2017.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributed primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the tax treatment of defaulted securities.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of May 31, 2017, the Fund did not have any capital loss carryforwards.

During the current fiscal period, permanent differences primarily due to the tax treatment of passive foreign investment companies (PFICs), foreign currency reclassifications, the tax treatment of swaps, the tax treatment of proceeds from the sale of defaulted securities, paydown gain/loss reclassifications, the redesignation of dividends, the tax treatment of corporate restructuring, the tax reclassifications of earnings from short sales, and book/tax differences associated with the treatment of earnings from the Subsidiary resulted in a net decrease in accumulated net investment loss, a net decrease in accumulated net realized gain on investment and foreign currency transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

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NOTE I

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended May 31, 2017. As of July 6, 2017, the Fund no longer participates in the Facility.

NOTE J

Other

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the impact of the amendments and expects the adoption of final rules will be limited to additional financial statement disclosures.

NOTE K

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE L

Subsequent Event

Management has evaluated subsequent events for possible recognition or disclosure in the statements through the date the financial statements are issued. Other than the liquidating distribution discussed in Note A.8, management has determined that there are no other material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS(i)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended May 31,				July 31, 2014(a) to May 31, 2015
	2017		2016

Net asset value, beginning of period	$ 9.82		$ 10.33		$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.00	)(h)	(.07)		(.07)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.60		(.37)		.40

Net increase (decrease) in net asset value from operations	.60		(.44)		.33

Less: Distributions
Distributions from net realized gain on investment transactions	(.50)		(.07)		– 0	–
Tax return of capital	(.11)		– 0	–	– 0	–

Total distributions	(.61)		(.07)		– 0	–

Net asset value, end of period	$ 9.81		$ 9.82		$ 10.33

Total Return
Total investment return based on net asset value(d)	5.96%		(4.25	)%(e)	3.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$648		$2,509		$206
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)(g)	2.85%		2.98%		3.13	%^
Expenses, before waivers/reimbursements(f)(g)	3.35%		3.53%		4.44	%^
Net investment loss(c)	(.02)%		(.69)%		(.86	)%^
Portfolio turnover rate	147%		189%		190%
Portfolio turnover rate (including securities sold short)	219%		220%		251%

See footnote summary on page 78.

abfunds.com	AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND | 71

FINANCIAL HIGHLIGHTS(i) (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended May 31,	July 31, 2014(a) to May 31, 2015
2017	2016

Net asset value, beginning of period	$ 9.69	$ 10.27	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.09)	(.14)	(.14)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.60	(.37)	.41

Net increase (decrease) in net asset value from operations	.51	(.51)	.27

Less: Dividends and Distributions
Dividends from net investment income	(.03)	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	(.50)	(.07)	– 0	–
Tax return of capital	(.11)	– 0	–	– 0	–

Total dividends and distributions	(.64)	(.07)	– 0	–

Net asset value, end of period	$ 9.56	$ 9.69	$ 10.27

Total Return
Total investment return based on net asset value(d)	5.25%	(4.86)%	2.60%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$689	$945	$108
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)(g)	3.56%	3.75%	3.90	%^
Expenses, before waivers/reimbursements(f)(g)	3.99%	4.33%	5.37	%^*
Net investment loss(c)	(.92)%	(1.43)%	(1.67	)%^
Portfolio turnover rate	147%	189%	190%
Portfolio turnover rate (including securities sold short)	219%	220%	251%

See footnote summary on page 78.

72 | AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	abfunds.com

FINANCIAL HIGHLIGHTS(i) (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended May 31,	July 31, 2014(a) to May 31, 2015
2017	2016

Net asset value, beginning of period	$ 9.87	$ 10.35	$ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)	.01	(.05)	(.04)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.60	(.36)	.39

Net increase (decrease) in net asset value from operations	.61	(.41)	.35

Less: Dividends and Distributions
Dividends from net investment income	(.09)	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	(.50)	(.07)	– 0	–
Tax return of capital	(.11)	– 0	–	– 0	–

Total dividends and distributions	(.70)	(.07)	– 0	–

Net asset value, end of period	$ 9.78	$ 9.87	$ 10.35

Total Return
Total investment return based on net asset value(d)	6.13%	(3.95)%	3.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,456	$19,493	$3,380
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)(g)	2.52%	2.75%	2.82	%^
Expenses, before waivers/reimbursements(f)(g)	3.07%	3.32%	3.76	%^
Net investment income (loss)(c)	.13%	(.47)%	(.52	)%^
Portfolio turnover rate	147%	189%	190%
Portfolio turnover rate (including securities sold short)	219%	220%	251%

See footnote summary on page 78.

abfunds.com	AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND | 73

FINANCIAL HIGHLIGHTS(i) (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Year Ended May 31,	July 31, 2014(a) to May 31, 2015
2017	2016

Net asset value, beginning of period	$ 9.77	$ 10.30	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.05)	(.10)	(.10)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.61	(.36)	.40

Net increase (decrease) in net asset value from operations	.56	(.46)	.30

Less: Dividends and Distributions
Dividends from net investment income	(.04)	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	(.50)	(.07)	– 0	–
Tax return of capital	(.11)	– 0	–	– 0	–

Total dividends and distributions	(.65)	(.07)	– 0	–

Net asset value, end of period	$ 9.68	$ 9.77	$ 10.30

Total Return
Total investment return based on net asset value(d)	5.74%	(4.46)%	3.00%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10	$10	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)(g)	3.07%	3.24%	3.25	%^
Expenses, before waivers/reimbursements(f)(g)	3.41%	3.70%	3.78	%^
Net investment loss(c)	(.47)%	(1.00)%	(1.16	)%^
Portfolio turnover rate	147%	189%	190%
Portfolio turnover rate (including securities sold short)	219%	220%	251%

See footnote summary on page 78.

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FINANCIAL HIGHLIGHTS(i) (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Year Ended May 31,	July 31, 2014(a) to May 31, 2015
2017	2016

Net asset value, beginning of period	$ 9.82	$ 10.32	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.01)	(.07)	(.07)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.60	(.36)	.39

Net increase (decrease) in net asset value from operations	.59	(.43)	.32

Less: Dividends and Distributions
Dividends from net investment income	(.02)	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	(.50)	(.07)	– 0	–
Tax return of capital	(.11)	– 0	–	– 0	–

Total dividends and distributions	(.63)	(.07)	– 0	–

Net asset value, end of period	$ 9.78	$ 9.82	$ 10.32

Total Return
Total investment return based on net asset value(d)	6.06%	(4.15)%	3.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$43	$112	$78
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)(g)	2.85%	3.01%	3.06	%^
Expenses, before waivers/reimbursements(f)(g)	3.38%	3.49%	3.49	%^
Net investment loss(c)	(.11)%	(.72)%	(.87	)%^
Portfolio turnover rate	147%	189%	190%
Portfolio turnover rate (including securities sold short)	219%	220%	251%

See footnote summary on page 78.

abfunds.com	AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND | 75

FINANCIAL HIGHLIGHTS(i) (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Year Ended May 31,	July 31, 2014(a) to May 31, 2015
2017	2016

Net asset value, beginning of period	$ 9.86	$ 10.34	$ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)	.01	(.05)	(.06)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.61	(.36)	.40

Net increase (decrease) in net asset value from operations	.62	(.41)	.34

Less: Dividends and Distributions
Dividends from net investment income	(.09)	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	(.50)	(.07)	– 0	–
Tax return of capital	(.11)	– 0	–	– 0	–

Total dividends and distributions	(.70)	(.07)	– 0	–

Net asset value, end of period	$ 9.78	$ 9.86	$ 10.34

Total Return
Total investment return based on net asset value(d)	6.25%	(3.95)%	3.40%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10	$10	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)(g)	2.56%	2.75%	2.76	%^
Expenses, before waivers/reimbursements(f)(g)	2.91%	3.18%	3.26	%^
Net investment income (loss)(c)	.05%	(.51)%	(.66	)%^
Portfolio turnover rate	147%	189%	190%
Portfolio turnover rate (including securities sold short)	219%	220%	251%

See footnote summary on page 78.

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FINANCIAL HIGHLIGHTS(i) (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class Z
Year Ended May 31,	July 31, 2014(a) to May 31, 2015
2017	2016

Net asset value, beginning of period	$ 9.86	$ 10.34	$ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)	.02	(.05)	(.06)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.60	(.36)	.40

Net increase (decrease) in net asset value from operations	.62	(.41)	.34

Less: Dividends and Distributions
Dividends from net investment income	(.09)	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	(.50)	(.07)	– 0	–
Tax return of capital	(.11)	– 0	–	– 0	–

Total dividends and distributions	(.70)	(.07)	– 0	–

Net asset value, end of period	$ 9.78	$ 9.86	$ 10.34

Total Return
Total investment return based on net asset value(d)	6.24%	(3.95)%	3.40%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$231,333	$345,189	$393,258
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)(g)	2.51%	2.74%	2.76	%^
Expenses, before waivers/reimbursements(f)(g)	2.90%	3.18%	3.25	%^
Net investment income (loss)(c)	.16%	(.51)%	(.67	)%^
Portfolio turnover rate	147%	189%	190%
Portfolio turnover rate (including securities sold short)	219%	220%	251%

See footnote summary on page 78.

abfunds.com	AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND | 77

FINANCIAL HIGHLIGHTS(i) (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived/reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

(f)	The expense ratios presented below exclude expenses on securities sold short:

	Year Ended May 31,		July 31, 2014(a) to May 31, 2015
	2017	2016

Class A
Net of waivers/reimbursements	2.20%	2.24%	2.24	%^
Before waivers/reimbursements	2.71%	2.79%	3.55	%^
Class C
Net of waivers/reimbursements	2.95%	2.99%	2.99	%^
Before waivers/reimbursements	3.37%	3.56%	16.36	%^
Advisor Class
Net of waivers/reimbursements	1.95%	1.99%	1.99	%^
Before waivers/reimbursements	2.51%	2.56%	2.93	%^
Class R
Net of waivers/reimbursements	2.45%	2.49%	2.49	%^
Before waivers/reimbursements	2.79%	2.96%	3.03	%^
Class K
Net of waivers/reimbursements	2.20%	2.24%	2.24	%^
Before waivers/reimbursements	2.73%	2.72%	2.67	%^
Class I
Net of waivers/reimbursements	1.94%	1.99%	1.99	%^
Before waivers/reimbursements	2.29%	2.42%	2.49	%^
Class Z
Net of waivers/reimbursements	1.95%	1.99%	1.99	%^
Before waivers/reimbursements	2.34%	2.43%	2.48	%^

(g)	The Fund’s investments in affiliated underlying portfolios incur no direct expenses, but bear proportionate shares of the acquired fund fees (i.e., operating, administrative and investment advisory fee) of the affiliated underlying portfolios. The Adviser has voluntarily agreed to waive certain acquired fund fees and for the year ended May 31, 2017 and year ended May 31, 2016, such waiver amounted to 0.04% and 0.03%, respectively, annualized for the Fund.

(h)	Amount is less than $.005.

(i)	As discussed in Note A, the accompanying statements include the accounts of the consolidated Subsidiary for all periods presented through May 11, 2017.

^	Annualized.

*	Ratio restated from 17.27%.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of AB Cap Fund, Inc. and the Shareholders

of AB Multi-Manager Alternative Strategies Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB Multi-Manager Alternative Strategies Fund (the “Fund”), one of the funds constituting AB Cap Fund, Inc., as of May 31, 2017, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended and the consolidated financial highlights for each of the two years in the period then ended and for the period July 31, 2014 (commencement of operations) to May 31, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2017 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB Multi-Manager Alternative Strategies Fund (one of the funds constituting the AB Cap Fund, Inc.) at May 31, 2017, and the consolidated results of their operations for the year then ended, the consolidated changes in their net assets for each of the two years in the period then ended and the consolidated financial highlights for each of the two years in the period then ended and for the period July 31, 2014 (commencement of operations) to May 31, 2015, in conformity with U.S. generally accepted accounting principles.

New York, New York

July 28, 2017

abfunds.com	AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND | 79

2017 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the earnings of the Fund for the taxable period ended May 31, 2017. For individual shareholders, the Fund designates 85.58% of dividends paid as qualified dividend income. For corporate shareholders, 73.41% of dividends paid qualify for the dividends received deduction. For foreign shareholders, 20.57% of ordinary dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2018.

80 | AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	abfunds.com

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1) , Chairman John H. Dobkin (1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Marc H. Gamsin(2), Vice President Greg Outcalt(2), Vice President	Joseph J. Mantineo, Treasurer and Chief Financial Officer Emilie D. Wrapp, Secretary Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2	The day-to-day management of, and investment decisions for, the Fund are made by its senior management team. Messrs. Gamsin and Outcalt are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

abfunds.com	AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND | 81

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 57 (2014)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	98	None

82 | AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr., ## Chairman of the Board 75 (2014)	Private Investor since prior to 2012. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	98	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin, ## 75 (2014)	Independent Consultant since prior to 2012. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such AB Funds from 2001-2008.	97	None

abfunds.com	AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND | 83

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, ## 73 (2014)	Private Investor since prior to 2012. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	98	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2012

William H. Foulk, Jr., ## 84 (2014)	Investment Adviser and an Independent Consultant since prior to 2012. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	98	None

84 | AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
D. James Guzy, ## 81 (2014)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2012. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2011 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	95	None

Nancy P. Jacklin, ## 69 (2014)	Private Investor since prior to 2012. Professorial Lecturer at the Johns Hopkins University, School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	98	None

abfunds.com	AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND | 85

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Carol C. McMullen, ## 61 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and nonprofit boards, and as a director or trustee of the AB Funds since June 2016.	98	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, ## 65 (2014)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for the accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees of the AB Funds since 2008.	98	None

Earl D. Weiner, ## 77 (2014)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	98	None

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MANAGEMENT OF THE FUND (continued)

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the “1940 Act”, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS*, AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 56	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 72	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Marc H. Gamsin 61	Vice President	Senior Vice President of the Adviser**, and Head and Co-Chief Investment Officer of its Alternative Investment Management Group with which he has been associated since prior to 2012.

Greg Outcalt 55	Vice President	Senior Vice President of the Adviser**, and Co-Chief Investment Officer of its Alternative Investment Management Group with which he has been associated since prior to 2012.

Emilie D. Wrapp 61	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2012.

Joseph J. Mantineo 58	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services (“ABIS”)**, with which he has been associated since prior to 2012.

Vincent S. Noto 52	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2012.

Phyllis J. Clarke 56	Controller	Vice President of ABIS**, with which she has been associated since prior to 2012.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at 1-(800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement and Sub-Advisory Agreements

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the continuance of (i) the Company’s Advisory Agreement with the Adviser in respect of AB Multi-Manager Alternative Strategies Fund (the “Fund”) and (ii) each Sub-Advisory Agreement (each a “Sub-Advisory Agreement” and, collectively with the Advisory Agreement, the “Advisory Contracts”) between the Adviser and each of the sub-advisers (each a “Sub-Adviser”) listed below, in respect of the Fund at a meeting held on May 2-4, 2017 (the “Meeting”).

•	Chilton Investment Company, LLC

•	Impala Asset Management LLC

•	Kynikos Associates LP

•	Lyrical Asset Management LP

•	Passport Capital, LLC

•	Sirios Capital Management, L.P.

•	River Canyon Fund Management LLC

•	First Pacific Advisors, LLC

•	Halcyon Arbitrage IC Management LP

•	Brigade Capital Management, LP

Prior to approval of the continuance of the Advisory Contracts, the directors had requested from the Adviser and the Sub-Advisers, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Contracts with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer), who acted as their independent fee consultant, of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuances in private sessions with counsel and the Company’s Senior Officer. The directors noted that they had approved the liquidation and termination of the Fund at the Meeting, and that they were approving continuance of the Advisory Contracts only until the Fund is terminated.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors

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in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund. The directors also receive an annual presentation from each Sub-Adviser addressing the Sub-Adviser’s services to the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the Advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund, and the overall arrangements (i) between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee and (ii) between the Adviser and each Sub-Adviser, as provided in the relevant Sub-Advisory Agreement, including the sub-advisory fee payable by the Adviser to the Sub-Adviser, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors considered both the investment advisory services and the other non-advisory services outlined with specificity in the Advisory Agreement that are provided to the Fund by the Adviser. They also noted the professional experience and qualifications of the Adviser’s personnel who oversee the Sub-Advisers, other members of the investment team and other senior personnel of the Adviser. The directors noted that the Advisory Agreement, unlike the advisory agreements for most of the other AB Funds, does not provide for reimbursement to the Adviser of the Adviser’s costs of providing administrative and accounting services for the Fund. These services are covered by the advisory fee.

The directors noted that the Fund generally uses a “manager of managers” structure (the “Manager of Managers Structure”), and that the Adviser and the Company have received an exemptive order from the SEC that permits the Adviser, with respect to the Fund, to enter into sub-advisory agreements with sub-advisers when the Adviser proposes to replace or add a

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sub-adviser, or to materially amend a sub-advisory agreement, in each case, subject to approval of the directors and without shareholder approval. Under the Manager of Managers Structure the Adviser provides general management services to the Fund, including the assumption of overall supervisory responsibility for the general management and investment of the Fund’s assets, and subject to review and approval of the directors, (i) sets the Fund’s overall investment strategies, (ii) evaluates, selects, and recommends sub-advisers to manage all or a portion of the Fund’s assets (a “sleeve”), (iii) allocates and, when appropriate, reallocates the Fund’s assets among sub-advisers, and (iv) monitors and evaluates the sub-advisers’ performance. The Adviser may also cause the Fund to invest its assets in shares of other investment companies.

The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors also reviewed information regarding the Adviser’s compliance and operational models for the Fund that address the allocation of responsibilities among the Adviser, the Sub-Advisers and a third party administrator, including, but not limited to, investment analytics, risk management and compliance. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2015 and 2016 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits

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relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. With respect to soft dollar arrangements, the directors recognized that since the Sub-Advisers of the Fund place trading orders, benefits of soft dollar arrangements in respect of the Fund normally accrue to the Sub-Advisers rather than the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by an analytical service that is not affiliated with the Adviser (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a peer group and a peer universe, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-year period ended February 28, 2017, and (in the case of comparisons with the broad-based securities market index) the period from inception. Based on their review, and their discussion with the Adviser of the reasons for the Fund’s underperformance in certain periods, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fee and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates paid by other funds in the same category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors considered the Fund’s contractual advisory fee rate against a peer group median.

The directors also considered the Adviser’s fee schedule for institutional clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Company’s Senior Officer and noted the differences between the Fund’s fee schedule, on the one hand, and the institutional fee schedule and the schedule of fees charged to any offshore funds and

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any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the Fund’s fee rate with that for another AB Fund with a similar investment style.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, as well as the difference in fee structure, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund invests in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost effective way to obtain desired exposures for a fund or to temporarily “equitize” cash inflows pending purchases of underlying securities, that the advisory fee for the Fund is paid for services that are in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

The directors considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the effects of any fee waivers and/or expense reimbursements as a result of the Adviser’s expense cap. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Approval of Sub-Advisory Agreements

Nature, Extent and Quality of Services Provided and Performance

In determining to approve the continuance of each Sub-Advisory Agreement, the directors relied to a significant extent on the due diligence review performed by the Adviser to develop a recommendation to the directors

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for each Sub-Adviser to continue to serve as a sub-adviser. The directors also reviewed extensive materials concerning each Sub-Adviser. The directors’ review of each Sub-Adviser and the nature and quality of the services provided by it covered, among other things: (i) the Sub-Adviser’s operations and principal business activities, services provided by the Sub-Adviser and senior and professional personnel who perform services for the Fund, (ii) investment advisory services provided by the Sub-Adviser to the Fund, (iii) the Sub-Adviser’s compliance structure and program, and (iv) performance of the Sub-Adviser’s sleeve(s), if any, and of any similar accounts managed by the Sub-Adviser.

Cost of Services Provided and Profitability

The directors considered the amount and competitiveness of the sub-advisory fee payable to each Sub-Adviser, noting that such fee had been negotiated by the Adviser (which is not affiliated with the Sub-Adviser) and was payable by the Adviser out of the advisory fee paid to the Adviser by the Fund. They also considered profitability information that the Adviser obtained from the Sub-Advisers.

Economies of Scale

The directors noted that the advisory and sub-advisory fee schedules for the Fund do not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser and the Sub-Advisers across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser or sub-adviser and to the economies of scale that an adviser or a sub-adviser may realize in its overall mutual fund or asset management business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory and sub-advisory agreements for many funds do not have breakpoints at all. The directors considered the Fund’s assets (which were well below the level at which they would anticipate adding an initial breakpoint) and its profitability (currently unprofitable) and concluded, in light of the Adviser’s proposal to terminate the Fund, that no further action with respect to breakpoints was appropriate at this time.

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This page is not part of the Shareholder Report or the Financial Statements

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund1

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund1

Tax-Managed International Portfolio

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

International Growth Fund

INTERNATIONAL/ GLOBAL VALUE

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio1

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio1

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to November 1, 2016, Sustainable Global Thematic Fund was named Global Thematic Growth Fund; prior to January 9, 2017, Relative Value Fund was named Growth & Income Fund; prior to April 17, 2017, Tax-Managed All Market Income Portfolio was named Tax-Managed Balanced Wealth Strategy; prior to April 24, 2017, All Market Total Return Portfolio was named Balanced Wealth Strategy.

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NOTES

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NOTES

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NOTES

abfunds.com	AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND | 99

NOTES

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AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

MMAS-0151-0517

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors William H. Foulk, Jr., Garry L. Moody and Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

			Audit-Related
		Audit Fees	Fees	Tax Fees
AB Long/Short Multi-Manager Fund	2016	$102,762	$—	$41,551
	2017	$40,000	$—	$43,342
AB Multi-Manager Alternative Strategies	2016	$188,795	$—	$55,554
	2017	$75,000	$—	$56,946

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

	All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates		Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Long/Short Multi-Manager Fund	2016	$445,296	$41,551
			$—
			$(41,551)
	2017	$638,632	$43,342
			$—
			$(43,342)
AB Multi-Manager Alternative Strategies	2016	$459,299	$55,554
			$—
			$(55,554)
	2017	$652,236	$56,946
			$—
			$(56,946)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Cap Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date:	July 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date:	July 28, 2017

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo Treasurer and Chief Financial Officer

Date:	July 28, 2017